UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

Commission File No. 000-28452

VELOCITY EXPRESS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

VELOCITY EXPRESS CORPORATION

One Morningside Drive North

Building B-Suite 300

Westport, Connecticut 06880

March 2, 2007

Dear Stockholder:

I am pleased to invite you to attend the annual meeting of stockholders of Velocity Express Corporation, to be held at the executive offices of Velocity Express Corporation, One Morningside Drive North, Building B-Suite 300, Westport, Connecticut 06880, on March 27, 2007, at 10:00 a.m. local time. Details regarding the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement. Also enclosed in this package is a proxy card for you to record your vote and a return envelope for your proxy card.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. Voting will ensure your representation at the meeting, if you do not attend in person. If you do attend in person, you may withdraw your proxy and vote personally on any matters brought properly before the meeting.

Sincerely,

VELOCITY EXPRESS CORPORATION

Vincent A. Wasik
Chairman of the Board and
Chief Executive Officer

VELOCITY EXPRESS CORPORATION

One Morningside Drive North

Building B-Suite 300 Westport, Connecticut 06880

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 27, 2007

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Velocity Express Corporation, a Delaware corporation, will be held at the executive offices of Velocity Express Corporation, One Morningside Drive North, Building B-Suite 300, Westport, Connecticut 06880, on March 27, 2007, at 10:00 a.m. local time, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect six directors for the ensuing year and until their successors shall be elected and duly qualified;

2.	To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007;

3.	To amend and restate our 2004 Stock Incentive Plan to, among other things, increase the number of shares reserved for issuance under the plan; and

4.	To consider such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on February 22, 2007, are entitled to notice of, and to vote at, the meeting. Whether or not you expect to attend the meeting in person, please mark, date and sign the enclosed proxy exactly as your name appears thereon and promptly return it in the envelope provided, which requires no postage if mailed in the United States. Proxies may be revoked at any time before they are exercised and, if you attend the meeting in person, you may withdraw your proxy and vote personally on any matter brought properly before the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Edward W. Stone
Chief Financial Officer

Westport, Connecticut

March 2, 2007

VELOCITY EXPRESS CORPORATION

One Morningside Drive North

Building B-Suite 300 Westport, Connecticut 06880

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MARCH 27, 2007

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Velocity Express Corporation and contains information relating to the annual meeting of our stockholders to be held on March 27, 2007, beginning at 10:00 a.m. local time, at the executive offices of Velocity Express Corporation, located at One Morningside Drive North, Building B-Suite 300, Westport, Connecticut 06880. This proxy statement and accompanying proxy card are being distributed on or about March 2, 2007.

What is the purpose of the annual meeting?

At our annual meeting, stockholders will vote on the following items of business:

1.	The election of six directors for the ensuing year and until their successors shall be elected and duly qualified;

2.	Ratification of the appointment of UHY LLP as our independent registered public accounting firm (“independent auditors”) for the fiscal year ending June 30, 2007; and

3.	Amendment and restatement of our 2004 Stock Incentive Plan to, among other things, increase the number of shares reserved for issuance under the plan.

Stockholders will also vote on such other matters as may properly come before the meeting.

What are the board’s recommendations?

Our board of directors recommends that you vote:

•	FOR election of each of the six nominees for director (see Proposal 1);

•	FOR ratification of the appointment of UHY LLP as our independent auditors for the fiscal year ending June 30, 2007 (see Proposal 2); and

•	FOR the amendment of our 2004 Stock Incentive Plan (see Proposal 3).

With respect to any other matter that properly comes before the meeting, including a question of adjourning or postponing the meeting from time to time, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

What shares are entitled to vote?

As of February 22, 2007, the record date for the meeting, we had:

(a)	27,307,913 shares of common stock outstanding,

(b)	4,716,620 shares of Series M Convertible Preferred Stock (“Series M Preferred”) outstanding,

(c)	1,407,225 shares of Series N Convertible Preferred Stock (“Series N Preferred”) outstanding, and

(d)	520,648 shares of Series O Convertible Preferred Stock (“Series O Preferred”) outstanding.

As of the record date, we had approximately 531 stockholders of record of common stock, 27 stockholders of record of Series M Preferred, 11 stockholders of record of Series N Preferred, 10 stockholders of record of Series O Preferred, 5 stockholders of record of Series P Preferred, and 42 stockholders of record of Series Q Preferred.

Each share of common stock is entitled to one vote and each holder of Series M Preferred, Series N Preferred and Series O Preferred is entitled to vote a number of votes equal to the ratio of the Series M Preferred, Series N Preferred and Series O Preferred stated value to market price multiplied by the number of shares held by such holder, rounded down to the nearest whole number. Series P Preferred and Series Q Preferred are non-voting. The outstanding shares of Series M Preferred, Series N Preferred and Series O Preferred are collectively referred to herein as the “Prior Preferred.” As of February 22, 2007, stockholders were entitled to cast the following numbers of votes:

Class Outstanding	Number of Shares of Class Outstanding	Approximate Number of Voting Shares of Common Stock for Each Share of Preferred(1)	Aggregate Number of Outstanding Votes Per Class
Common Stock	27,307,913	1.00	27,307,913
Series M Preferred	4,716,620	1.03	4,858,118
Series N Preferred	1,407,225	1.03	1,449,441
Series O Preferred	520,648	1.04	541,473

Total Outstanding Votes			34,156,945

(1)	Approximation due to rounding.

Holders of our voting securities can vote all the shares owned on the record date. These shares include (1) shares held directly in your name as the stockholder of record, and (2) shares held for you as the beneficial owner through a stockbroker, bank or other nominee. Stockholders do not have the right to cumulate votes in the election of directors.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most common stockholders hold their shares through a broker or other nominee rather than directly in their own name. All preferred stockholders hold their shares directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record.    If your common stock is registered directly in your name with our transfer agent, American Stock Transfer & Trust, or you hold any Prior Preferred (any of which would be registered directly in your name with our company), you are considered, with respect to those shares, the stockholder of record, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial Owner.    If your common stock is held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the annual meeting.

Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to February 22, 2007, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. Registration and seating will begin at 9:45 a.m. Cameras, recording devices and other similar electronic devices will not be permitted at the meeting.

How can I vote my shares in person at the annual meeting?

Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

How can I vote my shares without attending the annual meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee or nominee. For directions on how to vote, please refer to the instructions included on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your broker, trustee or nominee.

Can I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the meeting by (1) delivering a written notice of your revocation to our corporate secretary at our principal executive office, (2) executing and delivering a later dated proxy, or (3) appearing in person at the meeting, filing a written notice of revocation with our corporate secretary and voting in person the shares to which the proxy relates. Any written notice or later dated proxy should be delivered to Velocity Express Corporation, One Morningside Drive North, Building B-Suite 300, Westport, Connecticut 06880, Attention: Edward W. Stone, or hand-delivered to Mr. Stone before the vote at the meeting.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of at least a majority of the shares of common stock outstanding as of the record date and the holders of at least a majority of the shares of each separate series of Prior Preferred outstanding as of the record date will constitute a quorum. There must be a quorum for any action to be taken at the meeting (other than an adjournment or postponement of the meeting). If you submit a properly executed proxy card, even if you abstain from voting, then your shares will be counted for purposes of determining the presence of a quorum. If a broker indicates on a proxy that it lacks discretionary authority as to certain shares to vote on a particular matter, commonly referred to as “broker non-votes,” those shares will still be counted for purposes of determining the presence of a quorum at the meeting.

What vote is required to approve each item?

Election of Directors.    Assuming the presence of a quorum, the six persons receiving the highest number of “FOR” votes, with the common stock and the Prior Preferred voting together as a single group, will be elected as directors.

Other Items.    For each other item to be considered at the annual meeting, assuming the presence of a quorum, the affirmative vote of the majority of votes cast in person or by proxy on the matter (excluding broker non-votes), with the common stock and the Prior Preferred voting together as a single group, will be required for approval. Abstentions will be considered for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter.

If you hold your shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owners and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will not have any effect on the outcome of the vote.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return all proxies for each proxy card that you receive in order to ensure that all of your shares are voted.

How can I vote on each of the proposals?

In the election of directors, you may vote FOR each of the six nominees, or your vote may be WITHHELD with respect to any or all of the nominees. For the other matters, you may vote FOR or AGAINST the proposal, or you may indicate that you wish to ABSTAIN from voting on the proposal.

Each of your shares will be voted according to your directions on the proxy card. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of our board of directors (FOR each of the nominees for director named in the proxy statement and FOR the other proposals).

Who will count the proxy votes?

Votes will be counted by Michael Trafecante, our Corporate Controller, who has been appointed to act as the inspector of election for the annual meeting. The inspector of election will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the meeting other than the three matters described in this proxy statement. If you grant a proxy, either of the officers named as proxy holder, Vincent A. Wasik or Edward W. Stone, or their nominee(s) or substitute(s), will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the meeting. If a nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for another candidate nominated by our board of directors.

Who is paying for this proxy solicitation?

We will pay the expenses incurred in connection with the solicitation of proxies. We are soliciting proxies principally by mail. In addition, our directors, officers and regular employees may solicit proxies personally, by telephone, by facsimile or by e-mail, for which they will receive no consideration other than their regular compensation. We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of shares held as of the record date and will reimburse such persons for their reasonable expenses so incurred.

Are dissenters’ rights of appraisal available in connection with the proposals?

No. Under Delaware law, stockholders are not entitled to appraisal rights in connection with any of the proposals in this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of February 22, 2007, we had issued and outstanding 27,307,913 shares of common stock, 4,716,620 shares of Series M Preferred, 1,407,225 shares of Series N Preferred, 520,648 shares of Series O Preferred, 2,013,815 shares of Series P Preferred and 4,777,946 shares of Series Q Preferred. Our common, Series M Preferred, Series N Preferred and Series O Preferred are voting securities. Series P Preferred and Series Q Preferred are non-voting. The following tables contain certain information known to us regarding beneficial ownership of our outstanding voting and non-voting securities as of February 22, 2007, by (i) each person who is known to us to own beneficially more than five percent of each class of our voting and non-voting securities, (ii) each of our directors, (iii) each of our named executive officers, and (iv) all executive officers and directors as a group. Beneficial ownership listed in the tables below based on ownership of our convertible preferred shares reflects common stock equivalents. Each share of common stock is entitled to one vote. For purposes of voting as of February 22, 2007, each holder of Series M Preferred, Series N Preferred and Series O Preferred is entitled to vote a number of votes equal to the ratio of the Series M Preferred, Series N Preferred and Series O Preferred stated value to market price multiplied by the number of shares held by such holder, rounded down to the nearest whole number.

Unless otherwise noted and subject to applicable community property laws, each person identified below has sole voting and investment power with respect to such shares and the address of each person identified below is Velocity Express Corporation, One Morningside Drive North, Building B-Suite 300, Westport, Connecticut 06880. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes the class of capital stock identified on each table and securities convertible into or exercisable for the class of capital stock identified on each table owned by or for, among others, the spouse, children or certain other relatives of such person, as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of February 22, 2007.

Reference made herein to TH Lee Putnam Ventures (“THLPV”) includes TH Lee Putnam Ventures, L.P., TH Lee Putnam Parallel Ventures, L.P., THLi Co Investment Partners, LLC, and Thomas H. Lee (formally Blue Star I, LLC). Mr. Fredenburg and Mr. DeFazio are no longer officers of our company. See “Employment Agreements, Termination of Employment and Change in Control Agreements.”

Common Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)
TH Lee Putnam Ventures(2) 200 Madison Avenue, Suite 2225, New York, NY 10016	23,916,110	58.6%

James G. Brown(3) 200 Madison Avenue, Suite 2225, New York, NY 10016	23,922,579	58.6%

Vincent A. Wasik(4) One Morningside Drive N., Ste 200, Westport, CT 06880	793,525	2.9%

Alexander I. Paluch(5) 645 Madison Avenue, Ste 1200, New York, NY 10022	405,191	1.5%

East River Ventures II, LP(6) 645 Madison Avenue, Ste 2200, New York, NY 10022	359,619	1.3%

MCG Global LLC(7) One Morningside Drive N., Ste 200, Westport, CT 06880	167,028	*

Daniel R. DeFazio(8)	0	—

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)

Jeffrey Hendrickson(9) 5674 Shaddlelee Lane W., Fort Meyers, FL 33919	141,254	*

Andrew B. Kronick(10) 554 Lenox Ave., Westfield, NJ 07090	37,000	*

Wesley C. Fredenburg(11) 833 Great Oaks Trail, Eagan, MN 55123	18,449	*

Kay Perry Durbin(20)	33,509	*

Context	2,550,240	8.54%

Austin W. Marxe & David M . Greenhouse(17)	1,714,678	5.91%

Scorpion Capital Partners(16)	6,331,553	18.82%

Redwood Grove Capital(15)	2,410,590	8.15%

Exeter Capital Partners(14)	2,057,626	7.24%

Gilder, Gagnon, Howe & Co. LLC(13)	2,316,164	8.48%

CAMOFI Master LDC	1,462,800	5.08%

Selz Family Trust	1,875,315	6.43%

Bernard Selz	1,875,315	6.43%

ERV Partners LLC 645 Madison Avenue, Ste 1200, New York, NY 10022	12,731	*

Richard A. Kassar(18)	8,677	*

Leslie E. Grodd(19)	7,540	*

John J. Perkins	7,030	*

Edward W. Stone	—	—

All directors and officers as a group (11 persons)(12)	25,353,305	60.9%

*	Represents less than 1%

(1)	Percentage of beneficial ownership is based on 27,307,913 shares of common stock outstanding as of February 22, 2006. Beneficial ownership based upon ownership of convertible preferred stock reflects common stock equivalents on an as-if-converted basis. Common stock issuable pursuant to outstanding warrants, stock options and convertible preferred stock is deemed outstanding for computing the percentage of the holders thereof, but not for computing the percentage of any other person. More than one person may beneficially own the same shares.

(2)	Includes 10,393,999 shares of common stock, 659,912 shares of common stock issuable upon conversion of Series M Preferred, 11,822,042 shares of common stock issuable upon conversion of Series Q Preferred and 1,040,277 shares of common stock issuable upon exercise of warrants owned by THLPV.

(3)	Includes 120 restricted shares of common stock and 6,349 shares of common stock issuable upon exercise of options owned directly by Mr. Brown and 23,916,110 shares of common stock and shares issuable into common stock beneficially owned by THLPV, for which Mr. Brown disclaims beneficial ownership.

(4)

Consists of (i) 98,681 shares of common stock, 268,704 shares of common stock issuable upon conversion of Series M Preferred, 253,831 shares of common stock issuable upon exercise of warrants, 4,321 shares of common stock issuable upon exercise of options and 180 shares of restricted stock owned directly by Mr. Wasik; and (ii) 161,353 shares of common stock and 5,675 shares of common stock issuable upon exercise of warrants owned by MCG Global LLC.

(5)	Consists of (i) 20,833 shares of common stock, 21,457 shares of common stock issuable upon conversion of Series M Preferred, 2,734 shares of common stock issuable upon exercise of options and 548 shares of common stock issuable upon exercise of warrants owned directly by Mr. Paluch; (ii) 344,138 shares of common stock, 3,581 shares of common stock issuable upon conversion of Series M Preferred and 8,125 shares of common stock issuable upon exercise of warrants owned by East River Ventures II, LP (for which Mr. Paluch disclaims beneficial ownership); and (iii) 5 shares of common stock and 188 shares of common stock issuable upon exercise of warrants owned by ERV Partners LLC (for which Mr. Paluch disclaims beneficial ownership).

(6)	Consists of 344,138 shares of common stock, 3,581 shares of common stock issuable upon conversion of Series M Preferred and 8,125 shares of common stock issuable upon exercise of warrants.

(7)	Consists of 161,353 shares of common stock and 5,675 shares issuable upon exercise of warrants.

(8)	Options expired 90 days after termination of employment.

(9)	Consists of 16,254 shares of common stock and 125,000 shares of common stock issuable upon exercise of options.

(10)	Consists of 12,000 shares issuable upon exercise of warrants and 25,000 shares of common stock upon exercise of options.

(11)	Consists of 5,724 shares of common stock, 500 shares of common stock issuable upon exercise of options, and 12,225 shares issuable upon exercise of warrants.

(12)	Consists of an aggregate of 149,161 shares of common stock, 760 shares of restricted stock, 162,240 shares of common stock issuable upon conversion of Series M Preferred, 134,059 shares of common stock issuable upon exercise of options and warrants, 11,069,332 shares beneficially owned by THLPV (including 601,176 shares issuable upon conversion of Series M Preferred and 193,552 shares issuable upon exercise of options and warrants) for which Mr. Brown disclaims beneficial ownership, 167,028 shares beneficially owned by MCG Global LLC (including 5,675 shares issuable upon exercise of warrants) for which Mr. Wasik disclaims beneficial ownership, 356,619 shares beneficially owned by East River Ventures II, LP (including 3,543 shares issuable upon conversion of Series M Preferred and 8,938 shares issuable upon exercise of warrants) for which Mr. Paluch disclaims beneficial ownership, and 2,578 shares beneficially owned by ERV Partners LLC (including 207 shares issuable upon exercise of warrants) for which Mr. Paluch disclaims beneficial ownership.

(13)	Information based on 13-d filings dated 2/15/07.

(14)	Consists of 951,901 voting shares per their 13-d filing dated 2/14/07 and 1,105.725 of common shares issuable upon conversion of warrants.

(15)	Consists of 135,794 shares of common sock held by Longview Fund LP, 578,894 of common stock issuable upon conversion of Series P held by Longview Fund LP and warrants issuable upon conversion of warrants held by the following Longview Fund LP 1,576,142, Longview Equity Fund LP 80,239 and Longview International Equity Fund LP 39,521

(16)	Consists of 2,687,042 shares of common stock issuable upon conversion of Series M Preferred held by Scorpion Capital Partners, 252,257 shares of common stock issuable upon conversion of Series M Preferred held by Scorpion Acquisition LLC,394,746 shares of common stock issuable upon conversion of Series N Preferred held by Scorpion Capital Partners, 2,810,163 shares of common stock issuable upon conversion of Series Q Preferred held by Scorpion Capital Partners, 187,344 shares of common stock issuable upon conversion of Series Q Preferred held by Scorpion Acquisition LLC

(17)	Consists of 49,353 shares of common stock issuable upon conversion of Series M Preferred held by Special Situations Fund III LP, 567,530 shares of common stock issuable upon conversion of Series M Preferred held by Special Situations Fund III QP LP, 237,325 shares of common stock issuable upon conversion of Series M Preferred held by Special Situations Cayman Fund LP, and 860,470 shares of common stock issuable upon conversion of Series M Preferred held by Special Situations Private Equity Fund LP.

(18)	Consists of 280 shares of restricted stock and 8,397 shares of common stock issuable upon exercise of options.

(19)	Consists of 120 shares of restricted stock and 7,420 shares of common stock issuable upon exercise of options.
(20)	Consists of 3,250 shares of common stock, 25,209 shares of common stock issuable upon exercise of options and 5,300 shares of common stock issuable upon exercise of warrants.

Series M Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)
Pequot(2) 500 Nyala Farm Road, Westport, CT 06880	1,253,078	26.6%
Scorpion Capital Partners, L.P.(3) 245 Fifth Avenue, 25th Floor, New York, NY 10016	1,675,041	35.5%
TH Lee Putnam Ventures(4) 200 Madison Avenue, Suite 2225, New York, NY 10016	376,069	8.0%
James G. Brown(5) 200 Madison Avenue, Suite 2225, New York, NY 10016	376,069	8.0%
Special Situations Private Equity Fund, L.P.(6) 153 E. 53rd Street, 55th Floor, New York, NY 10022	490,362	10.4%
Special Situations Fund III, L.P.(6) 153 E. 53rd Street, 55th Floor, New York, NY 10022	323,422	6.9%
Vincent A. Wasik	153,125	3.25%
Alexander Paluch	13,159	*
Richard A. Kassar	—	—
Leslie E. Grodd	—	—
John J. Perkins	—	—
Wesley C. Fredenburg	—	—
Andrew B. Kronick	—	—
Jeffrey Hendrickson	—	—
Edward W. Stone	—	—
Daniel R. DeFazio	—	—
All directors and executive officers as a group (11 persons)(7)	542,353	11.5%

*	Represents less than 1%

(1)	Percentage of beneficial ownership is based upon 4,716,620 shares of Series M Preferred outstanding as of February 22, 2007. The percentage does not consider shares of Series M Preferred based upon the right to receive PIK interest that are not issued and outstanding. More than one person may be beneficially entitled to the same shares.

(2)	Includes the right to receive 603,611 shares by Pequot Scott Fund, L.P., the right to receive 358,044 shares by Pequot Navigator Onshore Fund, L.P., the right to receive 263,525.16 shares by Pequot Navigator Offshore Fund, Inc.. and the right to receive 27,896 shares by Premium Series PCC LTD—Cell 33

(3)	Includes the right to receive 1,531,285 shares by Scorpion Capital Partners, L.P. and the right to receive 143,755 shares by Scorpion Acquisition LLC.

(4)	Includes the right to receive 207,459 shares by TH Lee Putnam Ventures, L.P., the right to receive 151,760 shares by TH Lee Putnam Parallel Ventures, L.P., the right to receive 12,148 shares by THLi Co Investment Partners, LLC, and the right to receive 4,700 shares by Thomas H. Lee (formally Blue Star I, LLC).

(5)	Consists of the right to receive shares by TH Lee Putnam Ventures, for which Mr. Brown disclaims beneficial ownership.

(6)	MGP Advisors Limited (“MGP”) is the general partner of Special Situations Fund III, L.P. AWM Investment Company, Inc. (“AWM”) is the general partner of MGP. MG Advisers, L.L.C. (“MG”) is the general partner of and investment adviser to the Special Situations Private Equity Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP, AWM and MG and are principally responsible for the selection, acquisition and disposition of the portfolio securities by each investment adviser on behalf of its fund.

(7)	Consists of (i) the right to receive 159,382 shares by officers and directors; and (ii) the right to receive 376,069 shares by THLPV, for which Mr. Brown disclaims beneficial ownership.

Series N Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)
Crestview Capital Master, LLC(1)	320,079	22.8%
Scorpion Capital Partners, LP 245 Fifth Avenue, 25th Floor, New York, NY 10016	224,956	16.0%
Gryphon Partners, LP	179,965	12.8%
GSSF Master Fund, LP	89,892	6.39%
James G. Brown	—	—
Vincent A. Wasik	—	—
Alexander Paluch	—	—
Richard A. Kassar	—	—
Leslie E. Grodd	—	—
John J. Perkins	—	—
Wesley C. Fredenburg	—	—
Andrew B. Kronick	—	—
Jeffrey Hendrickson	—	—
Edward W. Stone	—	—
Daniel R. DeFazio	—	—
All directors and executive officers as a group (11 persons)	—	—

(1)	Percentage of beneficial ownership is based on 1,407,225 shares of Series N Preferred outstanding as of February 22, 2007. The percentage does not consider shares of Series N Preferred based upon the right to receive PIK interest that are not issued and outstanding. More than one person may be beneficially entitled to the same shares.

Series O Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)
Gryphon Master Fund, L.P.	272,507	52.3%
GSSF Master Fund, L.P.	136,253	26.2%
William S. Lapp	81,752	15.47%
Smithfield Fiduciary, LLC	27,631	5.93%
James G. Brown	—	—
Vincent A. Wasik	—	—
Alexander Paluch	—	—
Richard A. Kassar	—	—
Leslie E. Grodd	—	—
John J. Perkins	—	—
Wesley C. Fredenburg	—	—
Andrew B. Kronick	—	—
Jeffrey Hendrickson	—	—
Edward W. Stone	—	—
Daniel R. DeFazio	—	—
All directors and executive officers as a group (11 persons)	—	—

(1)	Percentage of beneficial ownership is based on 520,648 shares of Series O Preferred outstanding as of February 22, 2007. The percentage does not consider shares of Series O Preferred based upon the right to receive PIK interest that are not issued and outstanding. More than one person may be beneficially entitled to the same shares.

Series P Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)
Longview Fund, L.P	1,367,090	67.9%
Longview Equity Fund, L.P	349,959	17.4%
Longview International Equity Fund	181,111	9.0%
James G. Brown	—	—
Vincent A. Wasik	—	—
Alexander Paluch	—	—
Richard A. Kassar	—	—
Leslie E. Grodd	—	—
John J. Perkins	—	—
Wesley C. Fredenburg	—	—
Andrew B. Kronick	—	—
Jeffrey Hendrickson	—	—
Edward W. Stone	—	—
Daniel R. DeFazio	—	—
All directors and executive officers as a group (11 persons)	—	—

(1)	Percentage of beneficial ownership is based on 2,013,815 shares of Series P Preferred outstanding as of February 22, 2007. The Series P Preferred does not have any voting rights, but may be converted, at any time, into common stock.

Series Q Preferred Stock

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage Owned(1)
Pequot(2)	351,611	7.17%
Scorpion Capital Partners, L.P.(3)	329,726	6.90%
TH Lee Putnam Ventures(4)	1,300,425	27.22%
James G. Brown(5)	1,300,425	27.22%
Bernard Selz(6)	412,569	8.63%
Third Point Partners	515,197	10.8%
Linden Capital	873,719	18.3%
Charter Oak Partners(7)	377,797	7.91%
Vincent A. Wasik	—	—
Alexander Paluch	—	—
Richard A. Kassar	—	—
Leslie E. Grodd	—	—
John J. Perkins	—	—
Wesley C. Fredenburg	—	—
Andrew B. Kronick	—	—
Jeffrey Hendrickson	—	—
Edward W. Stone	—	—
Daniel R. DeFazio	—	—

*	Represents less than 1%

(1)	Percentage of beneficial ownership is based upon 4,777,946 shares of Series M Preferred outstanding as of February 22, 2007. The percentage does not consider shares of Series M Preferred based upon the right to receive PIK interest that are not issued and outstanding. More than one person may be beneficially entitled to the same shares.

(2)	Includes the right to receive 159,665 shares by Pequot Scott Fund, L.P., the right to receive 126,596 shares by Pequot Navigator Onshore Fund, L.P., the right to receive 54,367 shares by Pequot Navigator Offshore Fund, Inc.., the right to receive 5,289 shares by Pequot Diversified Master Fund, Ltd and the right to receive 5,692 shares by Premium Series PCC LTD – Cell 33

(3)	Includes the right to receive 309,118 shares by Scorpion Capital Partners, L.P. and the right to receive 20,607 shares by Scorpion Acquisition LLC.

(4)	Includes the right to receive 717,382 shares by TH Lee Putnam Ventures, L.P., the right to receive 524,780 shares by TH Lee Putnam Parallel Ventures, L.P., the right to receive 42,007 shares by THLi Co Investment Partners, LLC, and the right to receive 16,255 shares by Thomas H. Lee (formally Blue Star I, LLC).

(5)	Consists of the right to receive shares by TH Lee Putnam Ventures, for which Mr. Brown disclaims beneficial ownership.

(6)	Includes the right to receive 206,284 shares by Bernard Selz and the right to receive 206,284 shares by The Selz Family Trust.

(7)	Includes the right to receive 324,302 shares by Charter Oak Partners and the right to receive 53,495 shares by Charter Oak Partners II.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees

Six persons have been nominated for election as directors at the annual meeting, all of whom currently serve as directors. Our directors are elected annually, by a plurality of the votes cast, to serve until the next annual meeting of stockholders and until their respective successors are elected and duly qualified. There are no familial relationships between any director or officer. As a result of the resignations in 2002 and 2003, there will be two vacancies on the board of directors following this annual meeting of stockholders.

Arrangements for Election of Directors

We have entered into the following arrangements with respect to the election of certain nominees to our board of directors. A Bridge Loan Agreement, dated January 5, 2001, allows THLPV the right to designate two director nominees for election to our board of directors. These nominees shall be elected by all stockholders voting together at the stockholders’ meeting. THLPV has previously nominated James G. Brown, who is a nominee for election as a director at this annual meeting. THLPV has declined to nominate another director nominee for the upcoming stockholders’ meeting. Furthermore, so long as shares of Series M Preferred are outstanding, the holders of Series M Preferred, voting as a separate class, have the right to elect one member of our board of directors. Furthermore, so long as shares of Series M Preferred are outstanding, the holders of the Series M Preferred shall have the right to designate three representatives who shall have the right to attend as observers all meetings of our board of directors and all committees thereof. Upon the election of the Series M Director, the number of representatives that holders of the Series M Preferred can designate will be reduced to two. Holders of the Series M Preferred have declined to nominate a director nominee for the upcoming stockholders’ meeting. As a consequence, the six persons receiving the highest number of “FOR” votes, with the common stock and the Prior Preferred voting together as a single group, will be elected as directors. Furthermore, so long as shares of Series P Preferred are outstanding, the holders of 60% or more of the Series P Preferred shall have the right to designate a representative who shall have the right to attend as an observer all meetings of our board of directors and all committees thereof.

Required Vote

The six nominees receiving the highest number of affirmative votes of the shares entitled to vote at the annual meeting shall be elected to the board of directors. An abstention will have the same effect as a vote withheld for the election of directors and a broker non-vote will not be treated as voting in person or by proxy on the proposal. Set forth below is certain information concerning the nominees for the board of directors. The board of directors recommends that stockholders vote FOR the nominees listed below.

Name	Age	Position	Independent Director
Vincent A. Wasik	62	Chairman and Chief Executive Officer
James G. Brown(3)	42	Director	X
Alexander Paluch(2)	50	Director	X
Richard A. Kassar(1)(2)	59	Director	X
Leslie E. Grodd(1)(3)	60	Director	X
John J. Perkins(1)(2)(3)	75	Director	X

(1)	Member of the audit committee.

(2)	Member of the compensation committee.

(3)	Member of the nominating and corporate governance committee.

Business Experience

Vincent A. Wasik was appointed as our Chairman of the Board in August 2001 and was further appointed our President and Chief Executive Officer in July 2003. In 1995, Mr. Wasik co-founded MCG Global, a private equity firm sponsoring leveraged buyout acquisitions and growth capital investments and has served as Principal of MCG Global since that time. From 1988 to 1991, Mr. Wasik served as Chairman and CEO of National Car Rental System, Inc. From 1980 to 1983, he served as President and CEO of Holland America Line. Mr. Wasik currently serves as an advisory board member of Mitchells/Richards, the largest upscale clothing retailer in Connecticut.

James G. Brown was elected to our Board in July 2000. Mr. Brown is a founder and Managing Director of TH Lee Putnam Ventures, L.P., a $1 billion private equity fund focused exclusively on Internet and eCommerce companies. Previously, from 1995 to 1999, he served as a Senior Vice President and Industry Leader of GE Equity where he was responsible for strategic and financial investments in eCommerce/Internet, consumer services and media/entertainment companies. Prior to joining GE Equity, Mr. Brown worked with Lehman Brothers as a Vice President from 1994 to 1995. Before that, he served at Bain & Co., an international consulting firm, from 1992 to 1994. He began his career in the media industry, serving two years with A.C. Nielsen in research and two years with CBS Television Network in marketing. Mr. Brown is also a director of HomePoint Corp., FaceTime Communications, Inc., Prescient Markets, RealPulse.com, Inc. and LN Holdings, Inc.

Alexander Paluch was appointed to our Board in August 2001. Mr. Paluch is a General Partner at East River Ventures Partnership, an investment firm, which focuses in part on emerging technology-driven companies. Mr. Paluch currently serves on the board of directors of Equity Enterprises, Inc.

Richard A. Kassar was appointed to our Board in August 2002. Since July 2006, Mr. Kassar has been President of Freshpet, a pet food company. In August 2006, Mr. Kassar was employed as Principal of GO 7 Brands. Mr. Kassar was employed as Senior Vice President and Chief Financial Officer of The Meow Mix Company from 2002 to September 2006. From 2001 to 2002, he was self-employed as a consultant to venture capital firms, advising them primarily on the acquisition of consumer brands. From 1999 to 2001, Mr. Kassar was employed as Co-President and Chief Financial Officer of Global Household Brands. From 1986 to 1999, he was employed by Chock Full O’Nuts in various positions, and had served as Senior Vice President and Chief Operating Officer. Mr. Kassar also serves as a director for World Fuel Services, Inc.

Leslie E. Grodd was appointed to the Board in January 2003. A Certified Public Accountant and attorney, Mr. Grodd is counsel to the law firm of Halloran & Sage LLP in its Westport, Connecticut office. Before his association with Halloran & Sage, Mr. Grodd was a founding Principal in the law firm of Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut since 1974. Prior to forming Blazzard, Grodd & Hasenauer, Mr. Grodd was associated with the firm of Coopers & Lybrand (now PricewaterhouseCoopers). Mr. Grodd is the former chair of both the Federal Tax Committee of the Connecticut Society of Certified Public Accountants and the Executive Committee of the Tax Section of the Connecticut Bar Association.

John J. Perkins was appointed to the Board in August 2004. Since 1984, Mr. Perkins has served as the President of International Insurance Group, Ltd. and is currently the Chairman of the Board of that company. Beginning in 1974, Mr. Perkins has also served as a Trustee of the City of Boston Retirement Fund. Between 1974 and 1984, Mr. Perkins was the President of Corroon and Black of Massachusetts. Additionally, Mr. Perkins is the President of Somerset Corporate Advisors, a financial advisory firm, and is a member of the Advisory board of Glasshouse Technologies, Aircuity, Inc., and Tuckerbrook Alternative Investments.

Board Meetings and Committees

The board of directors held 9 meetings and took action by written consent on 3 occasions during our fiscal year ended July 1, 2006. Each of the incumbent directors attended all of the meetings of the board and of those committees on which he served. The board of directors has also established audit, compensation and nominating and corporate governance committees, all of which consist of only non-employee directors, and adopted a set of Corporate Governance Principles. We have also adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. Current copies of the charters of the foregoing committees and the above-referenced principles and code may be found on our website at www.velocityexp.com and are available in print upon written request to Velocity Express Corporation, One Morningside Drive North, Building B-Suite 300, Westport, Connecticut 06880, Attention: Edward W. Stone, Chief Financial Officer. A current copy of the charter of the audit committee appears as an appendix to the proxy statement for our 2006 annual meeting of stockholders. A current copy of the charter of the nominating committee appeared as an appendix to the proxy statement for our 2005 annual meeting of stockholders. We also have executive and technology committees of the Board.

The audit committee, which consists of Richard A. Kassar, Chairman, Leslie E. Grodd, and John J. Perkins, is empowered by the board to review our financial books and records in consultation with our accounting staff and our company’s independent auditors and to review with the accounting staff and independent auditors any questions raised with respect to accounting and auditing policy and procedures. Where appropriate, the audit committee also reviews transactions with management involving actual or potential conflicts of interest. The members of our audit committee are independent, as independence is defined by applicable NASDAQ Marketplace Rule 4200(a)(15). In addition, each member of our audit committee is independent as defined in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The audit committee met 14 times during our last fiscal year.

The compensation committee, which consists of Alexander Paluch, Chairman, John J. Perkins and Richard A. Kassar, is authorized by the board to establish general levels of compensation for all of our employees, to set the annual salary of each of our executive officers, to grant options (other than to those individuals subject to Section 16(a) of the Exchange Act, which governs transactions between an issuer and its officers and directors) and to otherwise administer our stock option plans, and to review and approve our compensation and benefit plans. The members of our compensation committee are independent, as independence is defined by NASDAQ Marketplace Rule 4200(a)(15). The compensation committee met three times during our last fiscal year.

The nominating and corporate governance committee, which consists of Leslie E. Grodd, Chairman, John J. Perkins, and James G. Brown, recommends new director nominees to the board. The members of our nominating committee are independent, as independence is defined by NASDAQ Marketplace Rule 4200(a)(15). The nominating and corporate governance committee met once during our last fiscal year.

Audit Committee Matters

We have a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Messrs. Kassar, Grodd and Perkins are the members of our audit committee.

Under applicable Nasdaq Marketplace Rules, each member of our audit committee must (i) be independent as defined under Nasdaq Marketplace Rule 4200(a)(15); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act; (iii) not have participated in the preparation of the financial statements of the company or any current subsidiary of the company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Our board of directors has determined that Messrs. Kassar, Grodd and Perkins meet the applicable requirements. In addition, at least one member of our audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Our board of directors has determined that Messrs. Kassar, Grodd and Perkins meet these requirements.

Our board of directors has determined that Mr. Kassar is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

Audit Committee Report

The audit committee oversees our financial reporting process on behalf of the board. Management has the primary responsibilities for our financial statements and overall reporting process, including our internal controls.

Our company’s independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities, the audit committee reviewed our company’s audited financial statements for the 2006 fiscal year and met with management to discuss those financial statements. Representatives of the audit committee also met with UHY LLP, our independent auditors, to discuss those financial statements.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended July 1, 2006, for filing with the SEC.

/s/ Richard A. Kassar

/s/ Leslie E. Grodd

/s/ John J. Perkins

The Audit Committee

Nominating and Corporate Governance Committee Procedures

The nominating and corporate governance committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. Moreover, the nominating and corporate governance committee will strive to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that the majority of the directors comprising the board meet the definition of “independent director” under Nasdaq rules.

In addition to the above considerations, the nominating and corporate governance committee will consider criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the Board. The nominating and corporate governance committee will consider these same criteria for candidates regardless of whether the candidate was identified by the nominating and corporate governance committee, by stockholders, or any other source.

The nominating and corporate governance committee will consider qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the following information to the nominating and corporate governance committee c/o Chief Financial Officer at the address indicated on the Notice of Annual Meeting of Stockholders. Any recommendations submitted to the Chief Financial Officer should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation, but must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of the Company, if elected.

Under our bylaws, and as permitted by SEC rules, stockholders who wish to submit a proposal or nominate a person as a candidate for election to our board of directors at an annual meeting must follow certain procedures. These procedures require that timely, written notice of such proposal or nomination be received by our Chief Financial Officer at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting.

The nominating and corporate governance committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the nominating and corporate governance committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the nominating and corporate governance committee determines which candidate(s) to recommend to the board to submit for election at the next stockholder meeting. The nominating and corporate governance committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Stockholder Communications with Board Members

Our board of directors has provided the following process for stockholders to send communications to our board and/or individual directors. All communications from stockholders should be addressed to Velocity Express Corporation, One Morningside Drive North, Building B-Suite 300, Westport, Connecticut 06880, Attention: Chief Financial Officer. Communications to individual directors may also be made to such director at our company’s address. All communications sent to a member of the audit committee or to any individual director will be received directly by such individuals and will not be screened or reviewed by any company personnel. Any communications sent to the board in the care of the Chief Financial Officer will be reviewed by the Chief Financial Officer to ensure that such communications relate to the business of the company before being reviewed by the Board.

Board Member Attendance at Annual Meetings

Absent special circumstances, each director is expected to attend the annual meeting of stockholders.

EXECUTIVE COMPENSATION

The following table sets forth, for the fiscal years ended July 1, 2006, July 2, 2005 and July 3, 2004, the aggregate compensation paid or accrued with respect to our Chief Executive Officer and up to the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of July 1, 2006 (the “Named Executive Officers”), based upon salary and bonus earned by such executive officers and individuals in our most recently completed fiscal year.

Summary Compensation Table

Annual Compensation

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Other Annual Compensation(8)	Restricted Stock Awards	Securities Underlying Options
Vincent A. Wasik(1)	2006	$600,000	$31,855	$—	250,000
Chief Executive Officer	2005	900,000	17,287	—	—
	2004	510,000	13,965	—	—

Jeffrey Hendrickson(2)	2006	350,000	22,219	—	250,000
President and Chief Operating Officer	2005	345,192	17,287	—	—
	2004	161,538	—	—	20,000

Andrew B. Kronick(3)	2006	250,000	49,443	—	62,000
Executive Vice President, Sales	2005	300,000	—	—	—
	2004	253,077	—	—	—

Edward W. Stone(4)	2006	89,423	—	—	—
Chief Financial Officer	2005	—	—	—	—
	2004	—	—	—	—

Kay Perry Durbin(5)	2006	167,221	—	—	55,300
Executive Vice President Human Resources	2005	150,000	—	—	—
	2004	139,212	—	—	—

Wesley C. Fredenburg(6)	2006	208,287	—	—	262,000
Former General Counsel and Secretary	2005	225,000	—	—	—
	2004	237,981	—	—	—

Daniel R. DeFazio(7)	2006	182,692	—	—	100,000
Former Chief Financial Officer	2005	204,615	—	—	—
	2004	—	—	—	—

(1)	Mr. Wasik serves as our Chief Executive Officer pursuant to an agreement between us and MCG Global, LLC (“MCG”). See “Certain Relationships and Related Transactions.” Mr. Wasik is an owner and principal of MCG. His compensation is paid through MCG. On December 8, 2005, a warrant to purchase 245,899 shares of our common stock was granted to Mr. Wasik under our 2004 Stock Incentive Plan for his services as our chief executive officer. The warrant has an exercise price of $2.56 per share, a term of five years, and fully vest on the one year anniversary of the date of grant. Also in 2006, options to purchase 4,101 shares of our common stock were granted to Mr. Wasik under the 2004 Stock Incentive Plan for his service on the board of directors. The options have an exercise price of $2.56 per share, a term of ten years, and fully vest on the one year anniversary of the date of grant. For 2005, Mr. Wasik’s salary includes $300,000, which represented the fair market value on the date of grant of 81,370 shares of Series M Convertible Preferred Stock issued to Mr. Wasik for his services as our chief executive officer.

(2)	On December 8, 2005, options to purchase 250,000 shares of our common stock were granted to Mr. Hendrickson under the 2004 Stock Incentive Plan. The options have an exercise price of $2.56 per share, a term of ten years, 50% vest on the one year anniversary of the date of grant, with the remaining 50% vesting on the second anniversary of the date of grant. In 2004, a warrant to purchase 20,000 shares of our common stock was granted to Mr. Hendrickson in connection with his offer of employment. The warrant has an exercise price of $0.05 per share, a term of seven years and is immediately exercisable.

(3)	In 2006, options to purchase 50,000 shares of our common stock were granted to Mr. Kronick under the 2004 Stock Incentive Plan. The options have an exercise price of $2.56 per share, a term of ten years, 50% vest on the one year anniversary of the date of grant, with the remaining 50% vesting on the second anniversary of the date of grant. Also in 2006, a warrant to purchase 12,000 shares of our common stock was granted to Mr. Kronick under the 2004 Stock Incentive Plan. The warrant has an exercise price of $2.72 per share, a term of seven years, and is immediately exercisable.

(4)	Pursuant to an employment agreement with Mr. Stone, dated March 6, 2006, Mr. Stone’s annual compensation is $300,000 per year. A total of $89,423 was paid in compensation during fiscal year 2006.

(5)	In 2006, options to purchase 50,000 shares of our common stock were granted to Ms. Durbin under the 2004 Stock Incentive Plan. The options have an exercise price of $2.56 per share, a term of ten years, 50% vest on the one year anniversary of the date of grant, with the remaining 50% vesting on the second anniversary of the date of grant. Also in 2006, a warrant to purchase 5,300 shares of our common stock was granted to Ms. Durbin under the 2004 Stock Incentive Plan. The warrant has an exercise price of $2.72 per share, a term of seven years, and is immediately exercisable.

(6)	In 2006, options to purchase 238,000 shares of our common stock were granted to Mr. Fredenburg under the 2004 Stock Incentive Plan. The options had an exercise price of $2.56 per share, a term of ten years, 50% were to vest on the one year anniversary of the date of grant, and the remaining 50% were to vest on the second anniversary of the date of grant. As a result of Mr. Fredenburg’s resignation in May 31,2006, these options were forfeited. Also in 2006, a warrant to purchase 12,000 shares of our common stock was granted to Mr. Fredenburg under the 2004 Stock Incentive Plan. The warrant has an exercise price of $2.72 per share, a term of seven years, and is immediately exercisable.

(7)	In 2006, options to purchase 100,000 shares of our common stock were granted to Mr. DeFazio under the 2004 Stock Incentive Plan. The options had an exercise price of $2.56 per share, a term of ten years, 50% were to vest on the one year anniversary of the date of grant, and the remaining 50% were to vest on the second anniversary of the date of grant. As a result of Mr. DeFazio’s departure in March, 2006, these options were forfeited. Mr. DeFazio also received a severance payment of $67,308 in fiscal 2006.

(8)	Includes health insurance premiums of $20,395, $17,287 and $13,965 for Mr. Wasik in 2006, 2005, and 2004, respectively, and health insurance premiums of $22,219 and $17,287 for Mr. Hendrickson in 2006 and 2005, respectively. Also includes disability and life insurance premiums of $11,460 for Mr. Wasik and $49,443 in commissions for Mr. Kronick in 2006.

Option Grants In Last Fiscal Year

This table shows stock options granted to the named executive officers during the 2006 fiscal year. All stock options listed below were granted to executive officers under the 2004 Stock Incentive Plan.

	Individual Grants
Name	Number of Securities Underlying Options & Warrants Granted	% Of Total Options & Warrants Granted to Employees in Fiscal 2006	Exercise or Base Price ($/Sh)	Expiration Date	Grant Date Present Value ($)(4)
Vincent A. Wasik(3)	245,899	19.4%	$2.56	December 8, 2010	$410,897
Vincent A. Wasik(1)	4,101	0.3%	2.56	December 8, 2015	6,853
Andrew B. Kronick(1)	50,000	3.9%	2.56	December 8, 2015	91,580
Andrew B. Kronick(2)	12,000	0.9%	2.72	September 7, 2012	26,437
Wesley C. Fredenburg(1)	250,000	19.7%	2.56	December 8, 2015	457,900
Wesley C. Fredenburg(2)	12,000	0.9%	2.72	September 7, 2012	26,437
Kay Perry Durbin(1)	50,000	3.9%	2.56	December 8, 2015	91,580
Kay Perry Durbin(2)	5,300	0.4%	2.72	September 7, 2012	11,636
Jeffrey Hendrickson(1)	250,000	19.7%	2.56	December 8, 2015	457,900
Daniel R. DeFazio(1)	100,000	7.9%	2.56	December 8, 2015	183,160

(1)	The stock options have a term of ten years, 50% vesting on the one year anniversary of the grant and the remaining 50% vesting on the second anniversary of the grant.

(2)	The stock warrants have a term of seven years and were immediately exercisable upon the grant date.

(3)	The stock warrant has a term of four years and vested on the one year anniversary of the grant.

(4)	The Black-Scholes option pricing model was used to calculate the estimated fair value of the options at the date of grant using the following assumptions: expected lives of 5 years, expected volatility of 170.6% and risk-free interest rate of 4.3%. The Black-Scholes option pricing model was developed for use in estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, option pricing models require the use of highly subjective assumptions, including the expected stock price volatility. Because the Company’s employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective assumptions can materially affect the fair value estimates, the Black-Scholes model does not necessarily provide a reliable single measure of the fair value of the Company’s employee stock option. The amount realized from the exercise of an employee stock option ultimately depends on the market value of the common shares on the date of exercise.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

The following table sets forth certain information regarding options and warrants to purchase shares of our common stock that were held by the Named Executive Officers at fiscal year end 2006.

	Number of Securities Underlying Unexercised Options at FY-End		Value of Unexercised In-the-Money Options at FY-End
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Vincent A. Wasik	220	250,000	$0	$0
Andrew B. Kronick	12,325	50,000	0	0
Wesley C. Fredenburg	13,634	0	205	0
Kay Perry Durbin	5,509	50,000	0	0
Jeffrey Hendrickson	20,000	250,000	27,200	0
Daniel R. DeFazio	0	0	0	0

Compensation of Directors

Cash Compensation.    For fiscal 2006, each of our independent directors were entitled to receive annual cash compensation for their respective board/committee service in accordance with the following guidelines: (i) each independent member of the board received $10,000 and the chairman, if he were independent, would have received $15,000; (ii) each independent member of the audit committee (other than the chairman) received an additional $10,000 and the chairman received an additional $15,000; and (iii) each independent member of the compensation and nominating and corporate governance committees (other than the chairman) received an additional $8,000 and the chairman of each of the compensation and nominating and corporate governance committees, to the extent he was independent, received an additional $11,000. Non-independent directors did not receive any cash compensation for their services on our board of directors.

Stock Options.    For fiscal 2006, our directors were each granted an option to purchase shares of our common stock for their respective board/committee service in accordance with the following guidelines: (i) each member of the board was granted an option to purchase 2,734 shares ($7,000 divided by $2.56, the market price of our common stock on the date of grant) and the chairman of the board was granted an option to purchase 4,101 shares ($10,500 divided by $2.56); (ii) each member of the audit committee (other than the chairman) was granted an option to purchase an additional 2,734 shares ($7,000 divided by $2.56) and the chairman of the audit committee was granted an option to purchase an additional 4,101 shares ($10,500 divided by $2.56); and (iii) each member of the compensation and nominating and corporate governance committees (other than the chairman) was granted an option to purchase an additional 1,562 shares ($4,000 divided by $2.56) and the chairman of each of the compensation and nominating and corporate governance committees was granted an option to purchase an additional 1,953 shares ($5,000 divided by $2.56).

The options have an exercise price of $2.56 per share, a term of ten years, and are exercisable one year subsequent to the date of grant.

Employment Agreements, Termination of Employment and Change in Control Agreements

We have employment contracts and severance agreements in effect with Vincent A. Wasik, our Chairman and Chief Executive Officer, Edward W. Stone, our Chief Financial Officer, and Drew Kronick, our Executive Vice President, Business Development and Supply Chain Solutions. Our Board of Directors appointed Mr. Wasik as our Chief Executive Officer on July 28, 2003, with the understanding that we would enter into a Contractor Services Agreement with MCG for Mr. Wasik’s services as our Chief Executive Officer. On October 20, 2004, we entered into a Contractor Services Agreement with MCG, effective as of July 28, 2003 (the “Service Agreement”). Mr. Wasik is an owner and principal of MCG and was a stockholder and our Chairman of the Board at the time this Services Agreement was authorized and executed. The Service Agreement sets forth the rights and duties of both us and Mr. Wasik. Mr. Wasik’s compensation level and eligibility for salary increases, bonuses, benefits and grants of equity are to be determined by our Compensation Committee. The Service Agreement also allows Mr. Wasik to contract to provide similar services to other businesses as long as Mr. Wasik abides by his confidentiality obligations under the Service Agreement. Furthermore, we have agreed to indemnify and hold harmless MCG, its officers, directors, employees and agents, including Mr. Wasik, from liabilities arising out of any services rendered by MCG to us, other than as a result of gross negligence or willful misconduct. We have also agreed to cause MCG and Mr. Wasik to be named as additional insured parties under our directors’ and officers’ liability insurance policies. The Service Agreement does not contain any fixed term and may be terminated by either party at any time upon written notice. Other than payment of outstanding fees and expenses owed to MCG at termination, the Service Agreement does not contain any obligation upon us to pay severance in the event the agreement is terminated by us.

We and Mr. Stone are parties to an employment agreement dated March 6, 2006, governing his employment with us. The agreement sets forth Mr. Stone’s compensation level and eligibility for salary increases, incentives, and benefits and the terms of a non-disclosure and non-competition agreement. Pursuant to the agreement, Mr. Stone’s employment is voluntary and may be terminated by us with or without written notice, or by

Mr. Stone with one month’s prior written notice. The agreement is “at will” and, therefore, does not have a stated term. The employment agreement provides that a severance payment equal to 6 months of base salary (and a pro-rata portion of any bonus earned as of the date of termination) will be made if Mr. Stone’s employment is terminated by us without cause. In addition to the foregoing severance payments, we have agreed to pay or reimburse Mr. Stone for medical (COBRA) benefits for the period covered by the severance payments. In addition, Mr. Stone has agreed to certain nondisclosure provisions during the term of his employment and any time thereafter, and certain noncompetition and nonrecruitment provisions during the term of his employment and for a period of twelve months thereafter.

We and Mr. Kronick are parties to an employment agreement dated November 28, 2001, governing his employment with us. The agreement sets forth Mr. Kronick’s compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans and the terms of a non-solicitation and non-competition agreement. Pursuant to the agreement, Mr. Kronick’s employment is voluntary and may be terminated by us with or without written notice, or by Mr. Kronick with two months’ prior notice. The agreement is not for a fixed period of time. If the agreement is terminated by us for reasons other than cause, we will pay Mr. Kronick an amount equal to his base salary per month at the end of each of the twelve months following the date of his termination. We may immediately terminate Mr. Kronick’s employment for cause upon written notice without any further obligation to Mr. Kronick.

We and Mr. Hendrickson were parties to an employment agreement dated December 15, 2003, governing his employment with us. The agreement set forth Mr. Hendrickson’s compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the agreement, Mr. Hendrickson’s employment was voluntary and may have been terminated by us with or without written notice, or by Mr. Hendrickson with two months’ prior notice. The agreement was for a period of two years and, at its expiration, was not renewed. Mr. Hendrickson continues to serve as our President and Chief Operating Officer.

We and Mr. Fredenburg were parties to an employment agreement dated November 15, 2003, governing his employment with us. The agreement set forth Mr. Fredenburg’s compensation level and eligibility for salary increases, bonuses, benefits and option grants under stock option plans. Pursuant to the agreement, Mr. Fredenburg’s employment was voluntary and may have been terminated by us with or without written notice, or by Mr. Fredenburg with two months’ prior notice. The agreement was for a period of two years and, at its expiration, was not renewed. Mr. Fredenburg continued to serve as our General Counsel and Secretary until May 31, 2006.

We and Mr. DeFazio were parties to an employment agreement dated March 8, 2005, governing his employment with us. The agreement with Mr. DeFazio was “at will” and, therefore, did not have a stated term, and could have been terminated by us with or without written notice, or by Mr. DeFazio with 30 days’ prior written notice. The agreement set forth Mr. DeFazio’s compensation level and eligibility for salary increases, bonuses, benefits, and option grants under stock purchase plans. The agreement also provided for Mr. DeFazio’s participation in our employee benefit programs and other benefits. Upon termination of Mr. DeFazio’s employment, we agreed to pay to Mr. DeFazio the earned but unpaid portion of his base salary through the termination date and offer Mr. DeFazio a severance option (the “Severance Option”). The Severance Option entailed: (i) paying Mr. DeFazio, as severance pay each month, for twelve consecutive months following the termination of his employment, beginning one month after termination from employment, Mr. DeFazio’s monthly base salary in effect at the time of separation, less customary withholdings; (ii) continuing to pay Mr. DeFazio’s group health and dental insurance coverage for the term of the severance payments or 12 months, whichever is greater; and (iii) causing the immediate vesting of any unvested stock options or stock grants held by Mr. DeFazio at the time of the termination of his employment. The Severance Option was conditioned on Mr. DeFazio executing our standard general release, without revocation, upon the termination of his employment, and for Mr. DeFazio to comply with a restrictive non-competition covenant for a period of twelve months.

REPORT OF COMPENSATION COMMITTEE ON

EXECUTIVE COMPENSATION

The following is the report of the compensation committee of the board describing compensation policies and rationales applicable to our executive officers with respect to the compensation paid to such executive officers for the fiscal year ended July 1, 2006.

Compensation Philosophy.    The philosophy of our compensation committee regarding executive compensation is to link executive pay to corporate performance. A significant portion of executive compensation is tied to our company’s success in meeting one or more specified performance goals and to appreciation in our company’s market valuation. The goals of the compensation program are to attract and retain highly talented executives and to motivate them to high levels of performance, recognizing the different impact that various executives have on the achievement of corporate goals.

The key elements of the executive compensation are generally base salary, annual bonus (dependent on corporate and individual performance) and stock options. The compensation committee approves compensation and pay levels as well as stock option grants to executive officers.

Base Salaries.    Base salaries for executive officers are determined by evaluating the responsibilities of the position and the experience of the individual. Base salaries are reviewed annually, and are adjusted based upon performance contribution, management recommendation and market conditions.

Bonus.    Some of our company’s executive officers are eligible for an annual cash bonus. Individual and corporate performance objectives are established at the beginning of each year, and eligible executives are assigned target bonus levels. In fiscal 2006, no executive officers received cash bonus payments.

Certain executive officers did receive, as a bonus and incentive, warrants to purchase shares of our common stock.

Stock Options.    The purpose of our stock option plans is to provide an additional incentive to certain employees of our company to work to maximize stockholder value. Option grants with short-term vesting are used to reward past performance while option grants with long-term vesting are awarded to encourage employees to take into account the long-term interests of our company, align employees’ and stockholders’ interests, as well as to create a valuable retention device for key employees. Stock options are typically granted at the time of hire, at the time of promotion or at the time of achievement of a significant corporate objective.

Compensation of Chief Executive Officer.    The compensation committee approved the compensation of Vincent A. Wasik for fiscal 2006 and subsequently entered into a Contractor Services Agreement with MCG Global, LLC for the services of Mr. Wasik as our Chief Executive Officer. Mr. Wasik is an owner and principal of MCG Global, LLC. Compensation in fiscal 2006 under the agreement amounted to $600,000. The compensation committee determined the Chief Executive Officer’s compensation after considering the same factors used to determine the compensation of other executive officers. In determining the base salary for Mr. Wasik, the committee evaluated his performance by considering our company’s financial and operating performance for fiscal 2006 as well as the leadership of Mr. Wasik, his ability to foster and maintain a strong, positive and high-integrity culture, and his continued ability to develop and implement strategies to enhance stockholder value over the long term. The committee also considered the personal performance of Mr. Wasik in a number of additional areas, including growth, innovation, productivity improvement, new ventures, organizational development, diversity, and customer and stockholder relations. The compensation committee increased Mr. Wasik’s compensation to $900,000, effective as of September 1, 2006, in light of his effort in securing the successful merger with and integration of CD&L, as well as his continued assistance in the development and growth of the Company.

Summary.    It is the opinion of the compensation committee that the executive compensation policies and programs in effect for our company’s executive officers provide an appropriate level of total remuneration that properly aligns our company’s performance and interests of our stockholders with competitive executive compensation in a balanced and reasonable manner.

Compensation Committee Interlocks and Insider Participation.    During fiscal 2006, the Compensation Committee of the board consisted of James G. Brown, and Richard A. Kassar. Neither Mr. Brown nor Mr. Kassar was at any time during fiscal 2006 or at any other time, an officer or employee of us or any of our subsidiaries. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee. Through his position as Managing Director of TH Lee Putnam Ventures, L.P., James G. Brown had relationships with us that are required to be disclosed pursuant to Item 404 of Regulation S-K. See “Certain Relationships and Related Party Transactions.”

COMPENSATION COMMITTEE

/s/ Alex Paluch, Chairman

/s/ Richard A. Kassar

/s/ John J. Perkins

PERFORMANCE GRAPH

In accordance with Exchange Act regulations, the following performance graph compares the cumulative total stockholder return on our common stock to the cumulative total return on the S&P SmallCap 600 Index, the Nasdaq Stock Market and a selected group of peer issuers over the same period. The peer issuers consist of Pacific CMA, Inc. and Dynamex Inc. The graph assumes that the value of the investment in our common stock and each index was $100 in 2001 and that all dividends were reinvested. The information contained in the performance graphs shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

ASSUMES $100 INVESTED ON JULY 1, 2001

ASSUMES DIVIDEND REINVESTED

FISCAL YEAR ENDING JULY 1, 2006

Year	Velocity Express Corporation	S&P SmallCap 600 Index	Nasdaq	Peer Group
2001	$100.00	$100.00	$100.00	$100.00
2002	$113.42	$100.27	$67.83	$112.50
2003	$33.27	$96.68	$75.43	$332.50
2004	$18.53	$130.77	$95.93	$695.50
2005	$4.87	$148.35	$95.82	$808.69
2006	$1.07	$169.01	$101.99	$990.79

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

General

The audit committee has appointed UHY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007. A proposal to ratify that appointment will be presented to stockholders at the meeting. If the stockholders do not ratify such appointment, the audit committee will consider selecting another firm of independent public accountants. Representatives of UHY LLP are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders in attendance.

The following table sets forth the approximate aggregate fees billed to us by UHY LLP, our independent registered public accountants for fiscal year 2006, and by Ernst & Young LLP, our prior independent registered public accountants for fiscal 2005:

	Fiscal Year
Fee	2006	2005
Audit Fees(1)	$291,326	$650,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)	Includes fees related to the annual audit and quarterly reviews.

UHY LLP (UHY) has a continuing relationship with UHY Advisors, Inc. (“Advisors”) whereby it leases professional personnel who are full time permanent employees of Advisors. The Advisors organization provides non-audit services. There were no non-audit services provided to us in 2006 by Advisors. As a result of UHY’s arrangement with Advisors, UHY has no full time employees, therefore, all audit services performed for us by UHY for fiscal 2006 were provided by permanent, full time employees of Advisors that were leased to UHY. UHY manages and supervises the audit engagement and the audit personnel, and is exclusively responsible for the firm’s report rendered in connection with the audit of our 2006 consolidated financial statements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services Provided by the Company’s Independent Auditors

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditors. The Audit Committee has established a policy for pre-approving the services provided by our independent auditors in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by the independent auditors and an annual review of the financial plan for audit fees.

To ensure that auditor independence is maintained, the Audit Committee annually pre-approves the audit services to be provided by the independent auditors and the related estimated fees for such services, as well as the nature and extent of specific types of audit-related, tax and other non-audit services to be provided by the independent auditors during the year.

As the need arises, other specific permitted services are pre-approved on a case-by-case basis during the year. A request for pre-approval of services on a case-by-case basis must be submitted by our Chief Financial Officer, providing information as to the nature of the particular service to be provided, estimated related fees and management’s assessment of the impact of the service on the auditor’s independence. The Audit Committee will not delegate to management the pre-approval of services to be performed by the independent auditors.

All of the services provided by the independent auditors in fiscal 2006 were approved by the Audit Committee under its pre-approval policies.

Change in Registrant’s Certifying Accountants

As previously reported, on November 4, 2005, Ernst & Young LLP (“E&Y”) provided notice to us that it would cease serving as our independent registered public accounting firm upon the earlier of completion of interim review for our interim period ended October 1, 2005 or upon our hiring of a new independent registered public accounting firm.

The reports of E&Y on our financial statements as of and for the years ended July 2, 2005 and July 3, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not further qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended July 2, 2005 and July 3, 2004 and through November 8, 2005, there had been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its reports on our financial statements for such years.

During the years ended July 2, 2005 and July 3, 2004 and through November 8, 2005, there had been no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K, except that in connection with the completion of the year-end audit for July 2, 2005 and July 3, 2004, E&Y advised us and our audit committee that they noted certain matters considered to be material weaknesses and significant deficiencies in the design or operation of our internal controls that, in their judgment, could adversely affect our ability to record, process, summarize and report financial data consistent with the assertions of management in the consolidated financial statements. Specifically, E&Y recommended that we as of July 3, 2004 improve our entity level controls by hiring key finance personnel including a Chief Financial Officer and Corporate Controller; ensure the timely preparation of accounting reconciliations and analyses; perform timely cutoff and reviews of accounts payable; and fully reconcile cash applications on a timely basis for our accounts receivable balance. In connection with the preparation of our consolidated financial statements for the year ended July 2, 2005, E&Y recommended that we fully reconcile cash applications on a timely basis related to its accounts receivable accounts and hire additional finance staff so that we are able to prepare financial statements in a timely manner.

On November 8, 2005, the audit committee of our board of directors engaged UHY LLP as our independent registered public accounting firm commencing with work to be performed in relation to our fiscal quarter ended October 1, 2005, and in connection with the audit of our financial statements for the fiscal year ending July 1, 2006. We have had no occasions in the past two years prior to engagement upon which we have consulted with UHY LLP on any matters.

Recommendation

The audit committee unanimously recommends a vote FOR the ratification of the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007.

PROPOSAL NO. 3

AMENDMENT TO 2004 STOCK INCENTIVE PLAN

The Velocity Express Corporation 2004 Stock Incentive Plan (the “2004 Plan”) has afforded our Board of Directors (the “Board”) and the Compensation Committee of the Board (the “Committee”) the ability to offer a variety of compensatory awards designed to advance our interests and long-term success by encouraging stock ownership among key employees and, correspondingly, increasing their personal involvement with our future. In order to continue to enhance our ability to attract and retain officers and key employees, the Board adopted the Amended and Restated 2004 Stock Incentive Plan (the “Amended Plan”) on January 1, 2007, subject to approval by the stockholders at the 2007 annual meeting. The principal reason for amending and restating the 2004 Plan at this time is to increase the number of shares of our common stock (the “Shares”) available under the 2004 Plan. In addition, several other changes were made to the 2004 Plan, as described below.

In addition to obtaining the vote of the Company’s stockholders to adopt the Amended Plan, the Company is required to obtain consents from 62.5% of the holders (the “Holders”) of each of the Series M Convertible Preferred Stock, par value $0.004 per share (the “Series M Preferred”), and the Series N Convertible Preferred Stock, par value $0.004 per share (the “Series N Preferred”) with respect to the part of the proposed amendment that would increase the number of shares available and reserved for issuance under the plan from 5,000,000 to 12,000,000. These consents are being solicited simultaneously with the delivery of the proxy to the company’s common stockholders. Failure to obtain the necessary votes from the stockholders or consents from 62.5% of each of the Holders of the Series M Preferred and the Series N Preferred will prevent the plan from being adopted as contemplated by this Proxy Statement. There can be no assurance the Company will be successful in receiving these consents. If the Company receives the requisite proxies or votes at the annual meeting from the common stockholders but does not receive the requisite consents from the Series M Preferred and the Series N Preferred Holders, then the Company might proceed to amend and restate the plan with respect to all parts of the proposed plan amendment except for the increase in the number of shares available and reserved for issuance.

A summary of the principal proposed changes is set forth below, followed by a summary description of the entire Amended Plan. The full text of the Amended Plan is annexed to this Proxy Statement as Appendix A, and the following summaries are qualified in their entirety by reference to Appendix A.

Summary of Material Changes

Available Shares.    The Amended Plan increases the number of Shares available from 5,000,000 Shares to 12,000,000 Shares. Of the 12,000,000 Shares, the Amended Plan increases the number of Shares available for issuance, in respect of stock options intended to qualify as “Incentive Stock Options” under the Internal Revenue Code (“ISO”), from 1,000,000 to 5,000,000, and increases the number of Shares available for Restricted Stock and Restricted Stock Units from 4,000,000 to 7,000,000. As of January 3, 2007, 1,644,865 of these Shares are issued and outstanding under the 2004 Plan and 3,355,135 Shares were available for future awards.

Award Limitations.    The Amended Plan increases the maximum number of Shares that may be granted in one taxable year from 250,000 Shares to 3,000,000 Shares.

Summary of the Amended Plan

Purpose; Eligibility

The purpose of the Amended Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring our future success, to offer such persons incentives to put forth maximum efforts for the success of our business and to afford such persons an opportunity to acquire a proprietary interest in us. The Amended Plan provides for grants consisting of options, including ISOs, to acquire Shares (“Options”),

Restricted Stock, Restricted Stock Units, and performance awards (collectively, “Grants”), Stock Appreciation Rights (“SARs”), dividend equivalents (“Dividend Equivalents”), warrants to purchase shares of our common stock (“Warrants”) and other stock-based awards (Options, Grants, SARs, Warrants and other stock-based awards are each referred to individually as an “Award” and collectively as “Awards”) to employees, officers, consultants, independent contractors or directors providing services to us or any of our affiliates.

Number of Shares of Common Stock Subject to the Amended Plan

Subject to adjustment as described under the section below titled “Adjustments on Changes in Capitalization,” the aggregate maximum number of Shares for which Awards may be issued under the Amended Plan, after the effectuation of Proposal No. 3 in this proxy statement is 12,000,000 (5,000,000 of which were approved in 2004 and 7,000,000 of which are being added by this Amendment and Restatement), provided, that, (i) the number of Shares available for granting ISO may not exceed 5,000,000, (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 7,000,000 and (iii) no participant may be granted an award, in respect of any one calendar year, more than 3,000,000 Shares. Shares may, in whole or in part, be authorized but unissued shares or shares that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award terminates or expires without a distribution of Shares to the participant, or if Shares are surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the Shares with respect to such Award will, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan.

Administration

The Amended Plan is administered the Committee. Subject to the express provisions of the Amended Plan and to applicable law, the Committee will have full power and authority to: (i) designate participants; (ii) determine the type or types of Awards to be granted to each participant; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or any written agreement, contract or other instrument or document evidencing the grant of any Award; (v) amend the terms and conditions of any Award or the agreement evidencing the Award and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property; (vii) interpret and administer the Amended Plan and any instrument or agreement; (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it may deem appropriate for the proper administration of the Amended Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Amended Plan. All designations, determinations, interpretations and other decisions under or with respect to the Amended Plan or any Award will be within the sole discretion of the Committee, may be made at any time and will be final, conclusive and binding upon any or all participants and any holder or beneficiary of any Award. In addition, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Amended Plan.

Term of the Amended Plan

The Amended Plan is effective upon its approval by our stockholders. No Awards may be granted under the Amended Plan after ten years from the date of Board approval of the Amended Plan.

Options

The Amended Plan authorizes grants of Options. Each Option granted under the Amended Plan will be a Non-Qualified Stock Option unless the Option is specifically designated at the time of grant as an ISO.

The price at which Shares may be purchased upon exercise of an Option (the “Option Price”) will be fixed by the Committee at the time of grant. In no event may the purchase price per share be less than the fair market value on the date of grant.

The term of each Option is fixed by the Committee at the time of grant. Unless sooner exercised, all ISOs shall expire and no longer be exercisable more than 10 years after the date of grant; provided, however, that in the case of a grant of an ISO to a participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of our Company or of our affiliates, such ISO shall expire and no longer be exercisable more than five years from the date of grant.

Stock Appreciation Rights

The Committee is authorized to grant SARs which confer on the holder, upon exercise of the SAR, to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (a) the fair market value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the SAR as determined by the Committee, which grant price shall not be less than 100% of the fair market value of one Share on the date of grant of the SAR. Subject to the terms of the Amended Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any SAR shall be as determined by the Committee.

Restricted Stock and Restricted Stock Units

The Committee is authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons subject to the terms of the Amended Plan. Shares of Restricted Stock and Restricted Stock Units will be subject to such restrictions as the Committee may impose (including without limitation, a restriction on or prohibition against the right to receive any dividend or other property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Any Restricted Stock granted under the Amended Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by us. Such certificate or certificates shall be registered in the name of the participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

Performance Awards

The Committee is authorized to grant Performance Awards to participants. A Performance Award granted under the Amended Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals, as defined in the Amended Plan, during such performance periods as the Committee shall establish. Subject to the terms of the Amended Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any performance award shall be determined by the Committee. The “Performance Goals” may be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles where applicable: (i) pre-tax income or after-tax income; (ii) income or earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items; (iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements; (iv) earnings or book value per share (basic or diluted); (v) return on assets (gross or net), return on investment, return on capital, or return on equity; (vi) return on revenues; (vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital; (viii) economic value created; (ix) operating margin or profit margin; (x) stock price or total stockholder return; (xi) income or earnings from continuing operations; (xii) cost targets, reductions and savings, expense management, productivity and efficiencies; and (xiii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a parent or subsidiary of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any parent or subsidiary of the Company or the financial statements of the Company or any parent or subsidiary of the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

Dividend Equivalents

The Committee is authorized to grant Dividend Equivalents to participants under which the participants shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Amended Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

Other Stock Grants

The Committee is authorized, subject to the terms of the Amended Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Amended Plan.

Warrants

The Committee is authorized, subject to the terms of the Amended Plan, to grant to Eligible Persons warrants without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Amended Plan.

Other Stock-Based Awards

The Committee is authorized to grant to Eligible Persons, subject to the terms of the Amended Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Amended Plan. Any such Shares or other securities granted shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof), as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the fair market value of such Shares or other securities as of the date such purchase right is granted.

Adjustments on Changes in Capitalization

In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of our Company, issuance of warrants or other rights to purchase Shares or other securities of our Company or other similar corporate transaction or event, the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be rounded down to the nearest whole number.

Change in Control

The effect of a “change in control” of the Company on outstanding Awards shall be set forth in the applicable Award Agreement.

Withholding of Taxes

Each Award shall be made subject to the condition that the participant consents to whatever action the Committee directs to satisfy the minimum statutory federal, state and local tax withholding requirements, if any, which we determine are applicable to the exercise of Options or Stock Appreciation Rights or to the satisfaction of any forfeiture conditions with respect to other Awards No withholding shall be effected under this plan which exceeds the minimum statutory, federal, state and local withholding requirements.

Certain Federal Income Tax Aspects of the Amended Plan

The following is a summary of the principal U.S. federal income tax consequences generally applicable to Awards under the Amended Plan.

Options and SARs.    The grant of an Option or SAR should not result in any taxable income for the recipient. The holder of an ISO generally will have no taxable income upon exercising the ISO (except that an alternative minimum tax liability may result), and the Company will not be entitled to a tax deduction when an ISO is exercised. Upon exercising a Non-Qualified Stock Option, the optionholder must recognize ordinary income equal to the excess of the fair market value of the Shares acquired on the date of exercise over the exercise price, and we will be entitled at that time to a tax deduction for the same amount. Upon the exercise of an SAR, the amount of any cash received and the fair market value on the exercise date of any Shares received are taxable to the recipient as ordinary income, and are deductible by us.

The tax consequence to an optionholder upon a disposition of Shares acquired through the exercise of an Option will depend on how long the shares have been held and whether the Shares were acquired by exercising an ISO or by exercising a Non-Qualified Stock Option or SAR. Generally, there will be no tax consequences to the Company in connection with the disposition of Shares acquired pursuant to an Option. However, we may be entitled to a tax deduction in the case of a disposition of Shares acquired pursuant to an ISO before the applicable ISO holding periods set forth in the Code have been satisfied.

Other Awards.    For other Awards granted under the Amended Plan that are payable in cash or Shares and that are either transferable or not subject to substantial risk of forfeiture, the holder of such an Award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the Shares received (determined as of the date of such receipt) over (b) the amount (if any) paid for the Shares by the holder of the Award. We will be entitled at that time to a deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility of compensation.

For an Award that is payable in Shares that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the Award must recognize ordinary income equal to the excess of (x) the fair market value of the Shares received (determined as of the first time the Shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the Shares by the holder. We will generally be entitled at that time to a tax deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility.

Deductibility of Executive Compensation Under Code Section 162(m).    Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other four most highly compensated executive officers. However, “qualified performance-based qualified compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a Committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the corporation’s shareholders and (3) the Committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

The Amended Plan has been designed to permit grants of Options and SARs issued under the Amended Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a Non-Qualified Stock Option or an SAR may be exempt from $1,000,000 deduction limit. Grants of other Awards under the Amended Plan may not so qualify for this exemption. The Amended Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the Committee that grants Options or SARs consists exclusively of members of our Board who qualify as “outside directors” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the Shares to which such grants relate, the compensation income arising on exercise of those Options or SARs should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Code Section 162(m).

New Plan Benefits

Future grants under the Plan will be made at the discretion of the committee and, accordingly, are not yet determinable. In addition, benefits under the Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Plan.

Vote Required

The affirmative vote of holders of a majority of the voting power of the Shares and Prior Preferred, present in person or represented by proxy and entitled to vote at the Annual Meeting, voting together as a single group, is required to adopt the Amended Plan.

Equity Compensation Plan Information

We maintain the 2000 Stock Option Plan (the “2000 Plan”) and the 2004 Stock Incentive Plan (the “2004 Plan), pursuant to which we may grant equity awards to eligible persons. We also maintain the 1995 Stock Option Plan (the “1995 Plan”) although no additional options may be granted under such plan. The 1995 Plan and all outstanding options under this plan will remain in effect until all such options have expired or been exercised. Our stockholders approved the 1995 Plan, the 2000 Plan, and the 2004 Plan.

The following table sets forth information about our equity compensation plans as of January 3, 2007. For more information about our stock option plans, see Note 10 to our consolidated financial statements.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	2,107,684	(1)	$10.80	3,383,049
Equity compensation plans not approved by security holders(3)	149,203		$11.09	NA

Total	2,256,887		$10.82	3,383,049

(1)	Includes (i) 3,224 shares of common stock to be issued upon exercise of options granted under the 1995 Plan, (ii) 5,186 shares of common stock to be issued upon exercise of options granted under the 2000 Plan, (iii) 1,340,931 shares of common stock to be issued upon exercise of options granted under the 2004 Plan, (iv) 100,630 shares of common stock to be issued upon the exercise of warrants granted in connection with the sale of Series H Convertible Preferred Stock, (v) 193,552 shares of common stock to be issued upon the exercise of warrants granted to TH Lee Putnam Ventures (“THLPV”) in return for its agreement to extend its obligations under the Capital Contribution Agreement, dated July 1, 2004, for a period of two years, (vi) 97,693 shares of common stock to be issued upon exercise of warrants granted in connection with the sale of Series M Convertible Preferred Stock, (vii) 62,534 shares of common stock to be issued upon exercise of warrants granted to contractors for their service to us, (viii) 58,035 shares of common stock to be issued upon exercise of warrants granted to officers and other employees under the 2004 Plan for incentive compensation, and (ix) 245,899 shares of common stock to be issued upon exercise of warrants granted to Vincent A. Wasik under the 2004 Plan for incentive compensation and vested on December 8, 2006.
(2)	27,914 shares of common stock and 3,355,135 shares of common stock remain available for issuance under the 2000 Plan and 2004 Plan, respectively.
(3)	Includes (i) 1,900 non-qualified stock options that were issued in October and November 2000 to certain executive officers in connection with their offers of employment that vested ratably over three years; (ii) 400 non-qualified stock options issued in October 2001 to certain executive officers that vested ratably over two years on each six-month anniversary of the date of grant; (iii) 300 non-qualified stock options issued to a consultant in exchange for services provided in 1999 that option vested on the date of grant; and (iv) 146,603 shares of common stock issuable upon exercise of warrants that were granted to employees and outside contractors for the purpose of compensation and bonuses and have various grant dates, expiration dates and exercise prices.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Management and Others

CD&L Transactions

In connection with the CD&L acquisition, we issued: (i) 78,205 Units on July 3, 2006, each of which was comprised of (a) $1,000 aggregate principal amount at maturity of 12% senior secured notes due 2010 and (b) a warrant to purchase 345 shares of our common stock at an initial exercise price of $1.45 per share, subject to adjustment from time to time; (ii) 4.5 million shares of $0.004 par value Series Q Preferred Stock, each initially convertible into 9.0909 shares of our common stock, representing an initial conversion price of $1.10 per share, subject to adjustment and other customary terms for similar offerings; and (iii) 2.5 million shares of our common stock.

The term of the warrants expires on July 3, 2010. The warrants are subject to an automatic exercise feature, based on the trading price of our common stock, subject to specified limitations. The warrants contain other customary terms and provisions.

In addition to issuing warrants as part of the Units, we also issued warrants on July 3, 2006 to purchase 797,500 shares of our common stock to affiliates of THLPV in consideration for prior services they provided to us, at an exercise price of $.01 per share. These warrants have terms similar to the warrants issued as part of the Units except that they do not provide for automatic exercise. Mr. James G. Brown, founder and Managing Director of TH Lee Putnam Ventures L.P., is one of our directors.

In addition, we also issued on July 3, 2006 an aggregate of 309,770 shares of Series Q Preferred Stock in consideration for prior services provided to us, determined by us to have a fair market value of not less than $10.00 per share, to certain of the investors, the placement agents for the Unit and Series Q Preferred Stock offerings and affiliates of THLPV for various services they provided to us.

We sold Units to the following beneficial owners of 5% or more of our voting securities:

Name of Beneficial Owner	Number of Units
Context	15,030
Silver Oak Capital, LLC	15,000
Portside Growth & Opportunity Fund	10,250
White Box	10,000
Lehman	8,000
CAMOFI Master LDC	4,240
Exeter Capital Partners IV, L.P.	3,204
Longview Funds	3,180

We sold or issued in consideration for services Series Q Convertible Preferred Stock to the following beneficial owners of 5% or more of our voting securities:

Name of Beneficial Owner	Number of Shares of Series Q
TH Lee Putnam Ventures(1)	1,205,000
Linden Capital, LP	850,000
Third Point(2)	500,000
Selz(3)	400,400
Pequot(4)	341,250
Scorpion(5)	320,000
Longview Funds	300,000
Charter Oak Partners(6)	151,800
Crestview Capital Master, LLC	75,000

(1)	Consists of 664,741 shares purchased by TH Lee Putnam Ventures, L.P., 486,272 shares purchased by TH Lee Putnam Parallel Ventures, L.P., 38,925 shares purchased by THLi Co Investment Partners, LLC and 15,062 shares purchased by Thomas H. Lee. Mr. James G. Brown, one of our directors, is also an executive officer of TH Lee Putnam Ventures. Mr. Brown disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in such securities.

(2)	Consists of 355,834 shares purchased by Third Point Offshore Fund, Ltd., 61,959 shares purchased by Third Point Partners, LP, 41,533 shares purchased by Third Point Ultra Ltd., and 40,674 shares purchased by Third Point Partners Qualified LP.

(3)	Consists of 200,200 shares purchased by Bernard Selz and 200,200 shares purchased by Selz Family Trust.

(4)	Consists of 134,630 shares purchased by Pequot Scout Fund, LP, 110,817 shares purchased by Pequot Mariner Master Fund, LP, 43,895 shares purchased by Pequot Navigator Offshore Fund, Ltd., 41,250 shares purchased by Pequot Capital Management, 5,525 shares purchased by Premium Series PCC Ltd, and 5,133 shares purchased by Pequot Diversified Master Fund Ltd.

(5)	Consists of 300,000 shares purchased by Scorpion Capital Partners LP and 20,000 shares purchased by Scorpion Acquisition LLC.

(6)	Consists of 130,290 shares purchased by Charter Oak Partners LP and 21,510 shares purchased by Charter Oak Partners II LP.

We issued common stock to the following beneficial owners of 5% or more of our voting securities in consideration for CD&L common stock:

Name of Beneficial Owner	Number of Shares of Common Stock
Exeter Capital Partners	2,465,418

We issued common stock to the following beneficial owners of 5% or more of our voting securities in consideration for CD&L common stock:

Name of Beneficial Owner	Number of Shares of Common Stock
TH Lee Putnam Ventures(1)	250,000

(1)	Mr. James G. Brown, one of our directors, is also an executive officer of TH Lee Putnam Ventures. Mr. Brown disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in such securities.

Reimbursement Agreement with TH Lee Putnam Ventures

We entered into a reimbursement agreement (the “Reimbursement Agreement”) with THLPV. Under the Reimbursement Agreement:

We reimbursed and paid THLPV as follows:

•	approximately $90,000 in cash to reimburse THLPV for expenses incurred on our behalf;

•	approximately $150,000 in cash to THLPV’s law firm for services rendered to us and the reasonable legal fees and expenses of THLPV regarding its investment in the Series Q Convertible Preferred Stock;

•	issuing 118,000 shares of our Series Q Preferred Stock in consideration for THLPV’s overfunding of a credit facility provided by THLPV; and

•

issuing four-year warrants to purchase approximately 800,000 shares of our common stock in consideration for merger and acquisition services in connection with the CD&L acquisition and loan guarantees.

In addition, we agreed in the Reimbursement Agreement to reimburse THLPV for future costs and expenses incurred by THLPV for services rendered for our benefit and to register the resale of the common stock issuable on conversion of the Series Q Convertible Preferred Stock and warrants referred to above at the same time as we register the securities of the other purchasers of the securities issued in connection with the CD&L acquisition and related transactions.

The Reimbursement Agreement is effective until terminated by THLPV or on the date THLPV no longer beneficially owns any of our equity securities.

Issuance of Series P Convertible Preferred Stock

On October 14, 2005, we entered into Stock Purchase Agreements (the “Purchase Agreements”) with one group of institutional investment funds and one accredited investor (the “Investors”). The Purchase Agreements provided for the private placement of 3,099,513 shares of a newly authorized series of our convertible preferred stock (the “Series P Preferred”) in exchange for aggregate gross proceeds of $10,352,370. Each share of Series P Preferred is convertible into one share of our common stock, and had an initial conversion price of $3.34 per share subject to certain adjustments (current conversion price is $1.23). The Series P Preferred has a term of three years (the “Term”) and is currently entitled to receive a dividend at the rate of six percent per annum of the Series P Preferred stated value, payable quarterly, in cash or shares of Series P Preferred (PIK Shares) at our option. Each Investor also received a warrant to purchase up to 20% of the amount of Series P Preferred purchased. The exercise price for the warrant is $4.00, subject to adjustment.

We sold Series P Preferred to the following beneficial owner of 5% or more of our voting securities:

Name of Beneficial Owner	Number of Shares of Series P
Longview Funds(1)	2,994,012

(1)	Consists of 2,395,210 shares of purchased by Longview Fund, LP, 401,198 shares purchased by Longview Equity Fund, LP and 197,605 purchased by Longview International Equity Fund, LP.

We issued warrants to the following beneficial owner of 5% or more of our voting securities:

Name of Beneficial Owner	Number of Shares of Common Stock
Longview Funds(1)	598,802

(1)	Consists of warrants to purchase 479,042 shares of common stock owned by Longview Fund, LP, warrants to purchase 80,239 shares of common stock owned by Longview Equity Fund, LP and warrants to purchase 39,521 shares of common stock owned by Longview International Equity Fund, LP.

Issuance of Series N Convertible Preferred Stock

Pursuant to a Stock Purchase Agreement entered into on April 28, 2005, we contracted to issue to nine institutional and accredited investors 2,544,097 shares of Series N Convertible Preferred Stock (“Series N Preferred”) for $3.685 per share for net proceeds of $9,375,000. Each share of Series N Preferred is convertible into one share of our common stock, and had an initial conversion price of $3.685 per share subject to certain adjustments. The Series N Preferred is entitled to receive a dividend at the rate of six percent per annum of the Series N stated value.

We sold Series N Preferred to the following beneficial owner of 5% or more of our voting securities:

Name of Beneficial Owner	Number of Shares of Series N
Scorpion Capital Partners, LP	203,528

Issuance of Series M Convertible Preferred Stock

Pursuant to Stock Purchase Agreements entered into on December 21, 2004 and January 31, 2005, we contracted to issue 6,217,096 shares of Series M Convertible Preferred Stock (“Series M Preferred”) for $3.685 per share for proceeds of $22.9 million. Of the total proceeds, approximately $22.6 million was received in cash, and $360,000 was in exchange for services performed for us. The initial conversion price of the Series M Preferred was $3.685 and, at the time the Stock Purchase Agreement was entered into, each share of Series M Preferred was convertible into one share of our common stock. The Preferred Series M Stock accrues cumulative PIK dividends equal to six percent per annum.

We sold the Series M Preferred to the following directors, officers and/or beneficial owners of 5% or more of any class of our voting securities:

Name of Beneficial Owner	Number of Shares of Series M
Pequot(1)	1,628,222
Special Situations Funds(2)	1,628,222
Scorpion(3)	1,573,948
TH Lee Putnam Ventures(4)	542,741
Vincent A. Wasik(5)	135,685
Alexander I. Paluch(6)	78,697

(1)	Consists of 789,036 shares purchased by Pequot Scout Fund, LP, 468,032 shares purchased by Pequot Navigator Onshore Fund, L.P., 343,745 shares purchased by Pequot Navigator Offshore Fund, Inc., and 27,408 shares purchased by Premium Series PCC Limited.

(2)	Consists of 814,111shares purchased by Special Situations Private Equity Fund, L.P., 610,583 shares purchased by Special Situations Fund III, L.P., and 203,528 shares purchased by Special Situations Cayman Fund, L.P.

(3)	Consists of 1,356,852 shares purchased by Scorpion Capital Partners, L.P. and 217,096 shared purchased by Scorpion Acquisition, LLC.

(4)	Consists of 299,405 shares purchased by TH Lee Putnam Ventures LP, 219020 shares purchased by TH Lee Putnam Parallel Ventures LP, 17,532 shares purchased by THLi Co Investment Partners LLC and 6,784 shares purchased by Thomas H. Lee (formerly Blue Star I, LLC). Mr. James G. Brown, one of our directors, is also an executive officer of TH Lee Putnam Ventures. Mr. Brown disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in such securities.

(5)	Vincent A. Wasik is the founder and principal of MCG Global LLC and is our Chairman of the Board and CEO.

(6)	Consists of 10,855 shares purchased directly by Mr. Paluch and 67,843 shares purchased by East River Ventures II, LP. Mr. Paluch disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in such securities.

Capital Contribution Agreement and Warrant to Purchase Common Stock

As part of the Series M Preferred private placement, THLPV agreed to extend for a two-year period the July 1, 2004 capital contribution agreement previously entered into between THLPV and our lenders in support of our revolving credit facility. Under the terms of the capital contribution agreement, in the event that THLPV elects to not provide further financial support to us, THLPV is required to notify our lenders of such decision and provide specific levels of financial support for a thirty-day period following the notification. In exchange for entering into the capital contribution agreement, the lenders agreed to waive certain financial covenants under our credit facilities. At the time, THLPV did not receive any compensation in exchange for entering into the capital contribution agreement. As part of the extension of the capital contribution agreement, we issued to THLPV a warrant to purchase 193,552 shares of our common stock. The term of the warrant is five years, and the warrant has an exercise price of $0.0001 per share. Due to the value of the warrant, we recorded $2.3 million as a deferred financing cost.

On February 17, 2006, in connection with the seventh amendment to the amended and restated revolving credit facility with the Senior Lender, the Company entered into the first amendment to the Capital Contribution Agreement whereby the Senior Lender acknowledged that in the event that THLPV elects to not provide further financial support for us, the maximum amount of the deposit that THLPV may be required to make shall be reduced from $1,950,000 to $1,450,000.

Contracts and Arrangements with MCG Global, LLC

We entered into a Contractor Services Agreement (the “Agreement”) with MCG Global, LLC and its related entities (“MCG”), effective as of July 27, 2003, as described above under “Employment Agreements, Termination of Employment and Change in Control Agreements”, which description is incorporated herein by reference, under which Vincent A. Wasik provides all services as our Chief Executive Officer. Mr. Wasik was a stockholder and our Chairman of the Board at the time the Service Agreement was entered into. The Service Agreement provides that the Compensation Committee on an annual basis shall establish the compensation for these services. On January 15, 2005, the Compensation Committee modified the Service Agreement by eliminating the grant of warrants to purchase shares of our common stock. In fiscal 2006, we recorded compensation expense of $600,000 for these services.

We sublease a portion of our headquarters office space in Westport Connecticut from MCG. The sublease agreement was approved by our Audit Committee who determined that the terms of the sublease were at market rates. We also reimburse MCG for limited use of MCG’s personnel and for office expenses.

Non-Controlling Interest in a Variable Interest Entity

We have an agency relationship with Peritas, LLC (“Peritas”), a vehicle rental company wholly owned by THLPV. Peritas was initially formed and owned by MCG. The founder and principal of MCG is Vincent Wasik, our Chairman of the Board and CEO. MCG established Peritas to accommodate our need for the Peritas services pending a new owner. Neither MCG nor Mr. Wasik has received any revenue, compensation or benefit from short-term ownership or management of Peritas, and Peritas was transferred to THLPV for no consideration. Peritas provides vehicle leases to independent contractors interested in providing outsource services to some customers on our behalf and we provide administrative services to Peritas, such as collection of vehicle rental fees from independent contractors for a fee. See “Management’s Discussion and Analysis of Financial Conditions and Results of Operations—Off-Balance Sheet Arrangements” for more information.

Capital Distribution

In 2004, we issued shares of Series J Convertible Preferred Stock and Series K Convertible Preferred Stock worth $7.5 million to THLPV. In connection therewith, THLPV issued a standby letter of credit guarantee of $7.5 million to support our revolving credit facility. The transaction was recorded as a subscription receivable. On July 3, 2006, Velocity paid off the credit facility in full, without drawing any funds from the standby letter of credit guarantee. As a result, on July 3, 2006, the $7.5 million subscription receivable was returned to THLPV as a distribution of capital.

Equity Securities Issued for Guarantees

On February 17, 2006 we entered into the seventh amendment to the amended and restated revolving credit facility whereby the lender released $2.0 million of previously restricted availability after receiving a limited guarantee in the amount of $2.0 million from THLPV and Pequot Capital Management. On July 3, 2006, we issued to THLPV a warrant to purchase 381,334 shares of our common stock as consideration for the guarantee. The warrants issued to the THLPV have a term of 4 years, and are exercisable at $0.01 per share. We also issued to Pequot Capital Management 41,250 shares of Series Q Convertible Preferred Stock on July 3, 2006 as consideration for the guarantee.

General

The transactions set forth therein were approved by a majority of our independent, disinterested directors who had access, at our expense, to our legal counsel or independent legal counsel. We believe that all such transactions were made on terms no less favorable to us than we could have obtained from unaffiliated third parties. In the future, all material transactions with officers, directors and more than five percent shareholders will be approved by a majority of our independent, disinterested directors who will have access, at our expense, to our legal counsel or independent legal counsel and will be on terms no less favorable to us than we could obtain from unaffiliated third parties.

SECTION 16(A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock (“Reporting Persons”) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. To our knowledge, based solely upon a review of copies of reports filed by the Reporting Persons with the SEC for the year ended July 1, 2006 and representations provided to us by the Reporting Persons, no Reporting Person failed to file the forms required by Section 16(a) of the Exchange Act on a timely basis.

STOCKHOLDER PROPOSALS FOR

2008 ANNUAL MEETING

The proxy rules of the SEC permit our stockholders, after notice to us, to present proposals for stockholder action in our proxy statement if the proposals are consistent with applicable law, pertain to matters appropriate for stockholder action, and are not properly omitted by our action in accordance with the proxy rules. If you wish to provide a proposal to be included in our proxy statement and form of proxy relating to our next annual meeting of stockholders, the proposal must be sent by certified mail, return receipt requested, and must be received at the executive offices of Velocity Express Corporation, One Morningside Drive North, Building B-Suite 300, Westport, Connecticut 06880, Attention: Edward W. Stone, no later than January 2, 2008. We encourage any stockholder interested in submitting a proposal to contact our corporate secretary in advance of the deadline to discuss the proposal, and stockholders may wish to consult with knowledgeable counsel with regard to the detailed requirements of the SEC’s proxy rules. Submitting a proposal does not guarantee that we will include it in the 2007 proxy statement. All proposals must conform to the rules and regulations of the SEC. Under SEC rules, if a stockholder notifies us of his or her intent to present a proposal for consideration at the next annual meeting of stockholders after January 2, 2008, we, acting through the persons named as proxies in the proxy materials for such meeting, may exercise discretionary authority with respect to such proposal without including information regarding such proposal in our proxy materials. The requirements found in our bylaws are separate from and in addition to the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

Under our bylaws, and as permitted by SEC rules, stockholders who wish to submit a proposal or nominate a person as a candidate for election to our board of directors at an annual meeting must follow certain procedures. These procedures require that timely, written notice of such proposal or nomination be received by our secretary at our principal executive offices not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting. Please review “Proposal No. 1 Election of Directors–Nominating and Corporate Governance Committee Procedures” for information required to be included in any shareholder nomination proposal. The description of the procedures required by our bylaws is only a summary. We refer any shareholders who wish to submit a proposal or nominate a person as a candidate for election to our board of directors at an annual meeting to our bylaws for the full requirements.

Our nominating and corporate governance committee will consider candidates proposed by stockholders and make recommendations to our board of directors using the same criteria as for other candidates as described herein under “Nominating and corporate governance committee Procedures.”

OTHER MATTERS

The board of directors does not know of any other business to be presented for consideration at the annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies in the enclosed proxy will vote in accordance with their best judgment as to the best interests of our company.

ANNUAL REPORT ON FORM 10-K

A copy of our annual report on Form 10-K for the fiscal year ended July 1, 2006 and our quarterly report on Form 10-Q for the three months ended December 30, 2006, as filed with the SEC, including the financial statements thereto, accompany the notice of annual meeting, this proxy statement and the related proxy card. We will furnish to any person whose proxy is being solicited any exhibit described in the exhibit index accompanying the Form 10-K or Form 10-Q, upon the payment, in advance, of fees based on our reasonable expenses in furnishing such exhibit. Requests for copies of exhibits should be directed to Edward W. Stone, Chief Financial Officer, at our principal address. You may also view or obtain additional copies of the Form 10-K, Form 10-Q and our other filings on the SEC’s website at http://www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

Vincent A. Wasik
Chairman of the Board and
Chief Executive Officer

Westport, Connecticut

March 2, 2007

Annex A

AMENDED AND RESTATED

VELOCITY EXPRESS CORPORATION

2004 STOCK INCENTIVE PLAN

VELOCITY EXPRESS CORPORATION

2004 STOCK INCENTIVE PLAN

Section 1. Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors and directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire a proprietary interest in the Company.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Other Stock Grant, Warrant or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document, including in the form of an electronic copy, evidencing any Award granted under the Plan. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions not inconsistent with the Plan as determined by the Committee.

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) “Committee” shall mean a committee of Directors designated by the Board to administer the Plan, which shall initially be the Company’s compensation committee. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a “Non-Employee Director.”

(g) “Company” shall mean Velocity Express Corporation, a Delaware corporation, and any successor corporation.

(h) “Director” shall mean a member of the Board, including any Non-Employee Director.

(i) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(j) “Eligible Person” shall mean any employee, officer, consultant, independent contractor or Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, the Fair Market Value of a Share as of a given date shall be, if the Shares are then traded on a national securities exchange, national market system or on any other established trading system, the closing sales price of one Share as reported on the applicable exchange, market or system, or if such exchange, market or system is not open for trading on such date, on the most recent preceding date when it is open for trading.

(m) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(n) “Non-Employee Director” shall mean any Director who is not also an employee of the Company or an Affiliate within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m) of the Code.

(o) “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(p) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(q) “Other Stock Grant” shall mean any right granted under Section 6(f) of the Plan.

(r) “Other Stock-Based Award” shall mean any right granted under Section 6(h) of the Plan.

(s) “Participant” shall mean an Eligible Person who is granted an Award under the Plan.

(t) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(u) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(v) “Plan” shall mean the Amended and Restated Velocity Express Corporation 2004 Stock Incentive Plan, as amended from time to time.

(w) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(x) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(y) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(z) “Securities Act” shall mean the Securities Act of 1933, as amended.

(aa) “Share” or “Shares” shall mean a share or shares of common stock, $0.004 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(bb) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

(cc) “Warrant” shall mean any right granted under Section 6(g) of the Plan.

Section 3. Administration

(a) Power and Authority of the Committee.    The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:

(i) designate Participants;

(ii) determine the type or types of Awards to be granted to each Participant under the Plan;

(iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;

(iv) determine the terms and conditions of any Award or Award Agreement;

(v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award;

(vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended;

(vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee (provided, however, that the par value of any Shares and Restricted Stock shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof prior to their issuance);

(viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan;

(ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

(x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant and any holder or beneficiary of any Award.

(b) Power and Authority of the Board.    Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

Section 4. Shares Available for Awards

(a) Shares Available.    Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 12,000,000, which includes 5,000,000 Shares initially authorized under the Plan and 7,000,000 additional Shares. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 5,000,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision and (ii) the number of Shares available for granting Restricted Stock and Restricted Stock Units shall not exceed 7,000,000, subject to adjustment as provided in Section 4(c) of the Plan.

(b) Accounting for Awards.    For purposes of this Section 4, Shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award terminates or expires without a distribution of Shares to the Participant, or if Shares are surrendered or withheld as payment of either the exercise price of an Award and/or withholding taxes in respect of an Award, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Award, such related Award shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of Shares shall no longer be available for Awards under the Plan.

(c) Adjustments.    In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event, the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property, including cash) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be rounded down to the nearest whole number.

(d) Cash-out Provision for Vested Awards.    Notwithstanding subsection (c) above, in the event (i) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders of any such Awards, in cash, the value of such Awards based upon the price per Share received or to be received by other stockholders of the Company in such event.

(e) Award Limitations Under the Plan.    No Participant may be granted any Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 3,000,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Section 5. Eligibility

Any Eligible Person shall be eligible to be a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

(a) Options.    The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Exercise Price.    The purchase price per Share purchasable under an Option shall be determined by the Committee. In no event shall the purchase price per share be less than Fair Market Value on the date of grant.

(ii) Option Term.    The term of each Option shall be fixed by the Committee at the time of grant.

(iii) Time and Method of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(iv) Incentive Stock Options.    Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A) The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan, as amended and restated, was adopted by the Board or the date this Plan, as amended and restated, was approved by the stockholders of the Company.

(C) Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D) The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Inventive Stock Option.

(E) Any Option which is intended to be an Incentive Stock Option but which does not satisfy all of the requirements to be treated as an Incentive Stock Option under the Code shall be a Non-Qualified Stock Option.

(b) Stock Appreciation Rights.    The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (a) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (b) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c) Restricted Stock and Restricted Stock Units.    The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i) Restrictions.    Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, a restriction on or prohibition against the right to receive any dividend or other right or property with respect thereto) , which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

(ii) Stock Certificates.    Any Restricted Stock granted under the Plan shall be evidenced by the issuance of a stock certificate or certificates, which shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the applicable Award Agreement and possible forfeiture of such shares of Restricted Stock.

(iii) Forfeiture.    Except as otherwise determined by the Committee, upon a Participant’s termination of employment (as determined under criteria established by the Committee) during the applicable restriction period, all applicable Shares of Restricted Stock and Restricted Stock Units at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(iv) Stock Power.    The Committee may require a Participant who has received a grant of Restricted Stock to sign an Irrevocable Stock Power to enable the Company to effect any forfeiture of such Restricted Stock in accordance with the terms of the applicable Award Agreement.

(d) Performance Awards.    The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals (the “Performance Goals”) during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.

“Performance Goals” may be based on one or more of the following criteria, determined in accordance with generally accepted accounting principles where applicable:

(i) pre-tax income or after-tax income;

(ii) income or earnings including operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items;

(iii) net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets and/or excluding charges attributable to the adoption of new accounting pronouncements;

(iv) earnings or book value per share (basic or diluted);

(v) return on assets (gross or net), return on investment, return on capital, or return on equity;

(vi) return on revenues;

(vii) cash flow, free cash flow, cash flow return on investment (discounted or otherwise), net cash provided by operations, or cash flow in excess of cost of capital;

(viii) economic value created;

(ix) operating margin or profit margin;

(x) stock price or total stockholder return;

(xi) income or earnings from continuing operations;

(xii) cost targets, reductions and savings, expense management, productivity and efficiencies; and

(xiii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to divestitures, joint ventures and similar transactions.

Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criterion or the attainment of a percentage increase or decrease in the particular criterion, and may be applied to one or more of the Company or a parent or subsidiary of the Company, or a division or strategic business unit of the Company, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur). Each of the foregoing Performance Goals shall be evaluated in accordance with generally accepted accounting principles, where applicable, and shall be subject to certification by the Committee. The Committee shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any parent or subsidiary of the Company or the financial statements of the Company or any parent or subsidiary of the Company, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

(e) Dividend Equivalents.    The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

(f) Other Stock Grants.    The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

(g) Warrants.    The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons warrants without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.

(h) Other Stock-Based Awards.    The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(h) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof) , as the Committee shall determine, the value of which consideration, as established by the Committee, shall not be less than 100% of the Fair Market Value of such Shares or other securities as of the date such purchase right is granted.

(f) Change in Control.    The effect of a “change in control” of the Company on outstanding Awards shall be set forth in the applicable Award Agreement.

(i) General.

(i) Consideration for Awards.    Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee and required by applicable law.

(ii) Awards May Be Granted Separately or Together.    Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii) Forms of Payment under Awards.    Subject to the terms of the Plan, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property or any combination thereof) , and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv) Limits on Transfer of Awards.    No Award (other than Other Stock Grants) and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, a Participant may transfer a Non-Qualified Stock Option to any Family Member (as such term is defined in the General Instructions to Form S-8 (or successor to such Instructions or such Form) ) at any time that such Participant holds such Option, provided that the Participant may not receive any consideration for such transfer, the Family Member may not make any subsequent transfers other than by will or by the laws of descent and distribution and the Company receives written notice of such transfer, provided, further, that, if so determined by the Committee and except in the case of an Incentive Stock Option, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Award (other than an Incentive Stock Option) or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise determined by the Committee, no Award (other than an Incentive Stock Option) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v) Term of Awards.    Subject to Section 6(a)(iv)(C), the term of each Award shall be for such period as may be determined by the Committee.

(vi) Restrictions; Securities Exchange Listing.    All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

(vii) Prohibition on Repricing.    Except as provided in Section 4(c) hereof, no Option or Stock Appreciation Right may be amended to reduce its initial exercise price and no Option or Stock Appreciation Right shall be canceled and replaced with an Option or Stock Appreciation Right having a lower exercise price, without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company’s financial statements as prepared in accordance with Generally Accepted Accounting Principles.

Section 7. Amendment and Termination; Adjustments

(a) Amendments to the Plan.    The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, unless otherwise determined by the Board, an amendment that requires stockholder approval in order for the Plan to continue to comply with Section 162(m) of the Code or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders. notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval.

(b) Amendments to Awards.    The Committee may waive any conditions regarding vesting or exercisability of any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.

(c) Correction of Defects, Omissions and Inconsistencies.    The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(d) Forfeiture for Financial Reporting Misconduct.    If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 334 of the Sarbanes-Oxley Act of 2032, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

Section 8. Income Tax Withholding

Each Award shall be made subject to the condition that the Participant consents to whatever action the Committee directs to satisfy the minimum statutory federal, state and local tax withholding requirements, if any, which the Company determines are applicable to the exercise of Options or Stock Appreciation Rights or to the satisfaction of any forfeiture conditions with respect to other Awards, including by having the Company withhold from the number of Shares otherwise deliverable pursuant to an exercise of an Option or Stock Appreciation Rights or settlement of any other Award, a number of Shares with a Fair Market Value on the date of exercise or settlement equal to the amount of tax to be withheld. No withholding shall be effected under this Plan which exceeds the minimum statutory, federal, state and local withholding requirements.

Section 9. General Provisions

(a) No Rights to Awards.    No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements.    No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c) Plan Provisions Control.    In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d) No Rights as Stockholders.    Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e) No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f) No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, or us giving a director of the Company or an Affiliate the right to continue as a director or an Affiliate of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or terminate the term of a director of the Company or an Affiliate, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g) Governing Law.    The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Delaware.

(h) Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i) No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j) Other Benefits.    No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k) No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l) Headings.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m) Section 16 Compliance; Section 162(m) Administration.    The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule l6b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and

Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(n) Conditions Precedent to Issuance of Shares.    Shares shall not be issued pursuant to the exercise or payment of the purchase price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and the Delaware General Corporation Law. As a condition to the exercise or payment of the purchase price relating to such Award, the Company may require that the person exercising or paying the purchase price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

Section 10. Effective Date of the Plan

The Plan shall be effective upon its approval by the stockholders of the Company.

Section 11. Term of the Plan

No Award shall be granted under the Plan after ten years from earlier of date of approval of the Plan by the Company’s stockholders or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan.

VELOCITY EXPRESS CORPORATION

One Morningside Drive North

Building B - Suite 300

Westport, Connecticut 06880

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Velocity Express Corporation, a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated March 2, 2007, and hereby appoints Vincent A. Wasik and Edward W. Stone, or either of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of Velocity Express Corporation to be held at the executive offices of Velocity Express Corporation, One Morningside Drive North, Building B - Suite 300, Westport, Connecticut 06880, on March 27, 2007, at 10:00 a.m. local time, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock, Series M Preferred, Series N Preferred and Series O Preferred of Velocity Express Corporation which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

VELOCITY EXPRESS CORPORATION

March 27, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê     Please detach along perforated line and mail in the envelope provided.     ê

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect six directors for the ensuing year and until their successors shall be elected and duly qualified.		2. To ratify the appointment of UHY LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007.	FOR ☐	AGAINST ☐	ABSTAIN ☐
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	NOMINEES: O Vincent A. Wasik O James Brown O Alexander Paluch O Richard A. Kassar O Leslie E. Grodd O John J. Perkins	3. To amend and restate our 2004 Stock Incentive Plan to, among other things, increase the number of shares reserved for issuance under the plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. ABSTENTIONS WILL BE COUNTED TOWARDS THE EXISTENCE OF A QUORUM.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.